UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22797

FS Global Credit Opportunities Fund—D

(Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip code)

Michael C. Forman

FS Global Credit Opportunities Fund—D

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1.	Reports to Stockholders.

The annual report (the “Annual Report”) of FS Global Credit Opportunities Fund—D (the “Company”) for the year ended December 31, 2017 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Annual report 2017 FINDING VALUE TO GENERATE INCOME AND GROWTH FS GLOBAL CREDIT OPPORTUNITIES FUND–D

MICHAEL FORMAN Chairman & Chief Executive Officer FS Global Credit Opportunities Fund Fellow Shareholder, At FS Investments our mission has always been to help individual investors build better portfolios by providing access to investment opportunities that have long been beyond their reach. To do that, we seek out what we believe are the most compelling investment strategies and partner with the asset managers we believe are best positioned to capitalize on those opportunities. While we continue to believe in the benefits of FS Global Credit Opportunities Fund’s value-oriented credit strategy, we recently concluded that the markets in which we invest have changed. We’ve seen both tightening spreads and falling yields, especially in the more-liquid segments of the credit markets. This environment change led us to reevaluate and update our assumptions around both the market opportunity and the asset manager best suited to deliver the greatest long-term value for FSGCO Fund shareholders going forward. To that end, 2017 was a transformative year for both the Fund and, more broadly, for the FS Investments asset management platform. As part of a larger transaction, we recently announced that FS Investments will soon assume sole management of FSGCO with the task of reducing portfolio risk, growing the Fund’s net asset value and preparing for an eventual liquidity event.1 Concurrently, FSGCO’s investment adviser partially waived its management fee and all of its incentive fee for 2018, and the FSGCO Funds reset their annualized distribution rates beginning in the first quarter of 2018. To lead this transition and to build upon the existing strength and scale of FSGCO, we expanded our credit investment team and hired Andrew Beckman, a seasoned credit professional with deep experience and a strong track record in special situations and event-driven strategies. Joining from DW Partners, a $3 billion alternative credit manager, where he was a Partner and Head of Corporate Credit and Special Situations, Andrew will focus on reducing the Fund’s exposure to underperforming investments and redirect the portfolio to a select number of high-conviction investments. Given the evolution of the portfolio and the market environment in which we invest, we believe these steps are necessary to better position the portfolio to generate an attractive total return with a lower correlation to the broader credit markets. To that end, we will be concluding our relationship with the current sub-adviser to FSGCO, GSO Capital Partners. We appreciate GSO’s service to the Fund over the past five years and look forward to working with GSO over the next several months to ensure a smooth transition.

A REVIEW OF 2017 While the market environment has significantly changed since the Fund’s launch in December 2013, we remain steadfast in our belief that a value-based approach to investing in the debt of a select number of companies provides a differentiated way to deliver income and growth to our investors. After a strong start to 2017, investor demand for corporate credit moderated toward year-end amid an uptick in market volatility in November. Flows into both high yield bonds and senior secured loans turned decisively negative in the fourth quarter, with high yield bond mutual funds recording an outflow of approximately $9.2 billion.2 Following strong inflows through the first half of 2017, investors withdrew more than $3.9 billion from bank loan mutual funds in the fourth quarter.2 Nevertheless, against a backdrop of solid economic data and rising commodity prices, both high yield bonds and senior secured loans posted positive returns in 2017. High yield bonds and senior secured loans returned approximately 7.5% and 4.2%, respectively, during the year ended December 31,2017.34 2017 SHAREHOLDER RETURNS7 FSGCO-A 5.4% FSGCO-D 5.4% FSGCO-T 1.7% FSGCO-ADV 1.9% FSGCO-T2* -2.3% *8/2/17-12/31/17 Following the strong rally of 2016, returns generated by value-based areas of the market moderated in 2017. Value-based high yield bonds and value-based senior secured loans returned approximately -3.2% and 0.6%, respectively, in the fourth quarter of 2017, and provided annual returns of approximately 7.0% and 2.2%, respectively, as of December 31, 2017.5-6 Within this investment environment, returns for the FSGCO feeder funds that operated for all of 2017 were in line with, or outperformed, value-based senior secured loans during the 12 months ended December 31,2017.78

A NEW APPROACH As mentioned above, we determined that today’s tight credit markets require a change in our management approach. Under Andrew’s leadership and with an expanded internal credit investment team, FSGCO will build upon its existing strength and scale by selectively rotating out of underperforming investments and those that we believe tend to be highly correlated to the broader markets. Concurrently, we will refocus the portfolio on a select number of investments offering the potential for strong returns due to their complexity or illiquidity or as a result of corporate events. Along with this focus on high-conviction investments, FSGCO’s investment adviser will waive 0.50% of its annual base management fee for the 12-month period beginning January 1,2018 so that the annual base management fee is equal to 1.50%. In addition, incentive fees will also be waived for the same 12-month period. The annualized distribution amounts of the FSGCO Funds were lowered effective January 2018. This will provide greater flexibility to generate total returns without the need to focus on the highest income opportunities in order to meet a distribution hurdle set during a significantly higher-yielding market environment. Since the Fund’s inception in 2013, FS has provided approximately $64 million in support of the FSGCO Funds’ distributions, and this marks the first time the annualized distribution amount has ever been lowered for any of the FSGCO Funds—despite a decline in general market yields from as high as 10.1% in February 2016 to 5.8% as of the end of the 2017.9

A LONG-TERM OUTLOOK Looking forward to 2018, we believe there are several trends in the current investing environment that present both opportunities and challenges to FSGCO’s long-term strategy. Amid significant yield compression in both the high yield and senior secured loan markets, we believe investing in a select number of value-based opportunities across the capital structure offers the potential for stronger risk-adjusted returns relative to today’s low-yield market environment. We will continue to seek out investments that offer the potential for higher return premiums, while selectively rotating out of investments with a high correlation to the broader credit markets. The financial markets are constantly changing, and we recognize that it is our duty to change along with them. While we acknowledge that change can be disconcerting for some, changes to our management approach of FSGCO were made to better position the Fund to generate attractive total returns, consisting of a high level of current income and capital appreciation, for shareholders going forward.10 As always, we appreciate your trust in us and value the opportunity to serve you. Sincerely, MICHAEL FORMAN Chairman & Chief Executive Officer FS Global Credit Opportunities Fund

1 The timing of any liquidity event is uncertain, cannot be assured and is subject to, among other factors, board approval and market conditions. 2 Thomson Reuters Lipper. 3 ICE BofAML U.S. High Yield Master II Index. 4 Credit Suisse Leveraged Loan Index. 5 Value-based high yield bonds are represented by the ICE BofAML U.S. High Yield Distressed Index, which is a subset of the ICE BofAML U.S. High Yield Master II Index that includes all high yield bonds that trade with a spread over U.S. Treasuries greater than or equal to 10%. 6 Value-based senior secured loans are represented by the Credit Suisse Distressed Loan Index, which is a subset of the Credit Suisse Leveraged Loan Index that contains only loan facilities that trade at a price of 90% or below. 7 FS Global Credit Opportunities Fund’s feeder funds described herein are FS Global Credit Opportunities Fund-A (FSGCO-A or Fund-A), FS Global Credit Opportunities Fund-D (FSGCO-D or Fund-D), FS Global Credit Opportunities Fund-T (FSGCO-T or Fund-T), FS Global Credit Opportunities Fund-ADV (FSGCO-ADV or Fund-ADV) and FS Global Credit Opportunities Fund-T2 (FSGC0-T2 or Fund-T2). 8 Shareholder returns shown are the total returns an investor received for the applicable period taking into account all distributions paid during such period, compounded monthly. The calculation assumes that the investor purchased shares (i) for Fund-T, Fund-ADV and Fund-T2 at such fund’s public offering price, excluding selling commissions and dealer manager fees, if applicable, at the beginning of the applicable period, or (ii) for Fund-A and Fund-D, for all periods, their respective net asset values per share at the beginning of the applicable period; and in each case reinvested all cash distributions pursuant to Fund-A’s, Fund-D’s, Fund-T’s, Fund-ADV’s or Fund-T2’s distribution reinvestment plan (DRP). Valuation as of the end of each period is the redemption price pursuant to Fund-A’s or Fund-D’s, Fund-T’s, Fund-ADV’s or Fund-T2’s share repurchase program on such date. Shareholder returns do not include selling commissions and dealer manager fees, which could have totaled up to 8% of Fund-A’s public offering price, up to 2% of Fund-D’s public offering price, and up to 4% of Fund-T’s and Fund-T2’s public offering price. Also, for Fund-T and Fund-T2, shareholder returns do not include any applicable contingent deferred sales charge (CDSC). Had such selling commissions and dealer manager fees or the CDSC been included, performance would be lower. Upon liquidation or redemption, market conditions may cause the actual values to be more or less than the values shown. 9 Based on the yield-to-worst of the ICE BofAML U.S. High Yield Master II Index. 10 The payment of future distributions on Fund-A’s, Fund-D’s, Fund-T’s, Fund-ADV’s and Fund-T2’s common shares is subject to the discretion of their boards of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

FSGCO PORTFOLIO HIGHLIGHTS As of December 31, 2017 (unless otherwise noted) Senior secured debt represented 58% of the fund’s portfolio. PORTFOLIO COMPOSITION Senior secured loans—1st lien 26% Senior secured loans—2nd lien 13% Senior secured bonds 19% Subordinated debt 29% Collateralized securities 3% Equity/other 10% INDUSTRY CLASSIFICATION (by fair value) Software & Services 17% Energy 14% Pharmaceuticals, Biotechnology & Life Sciences 11% Capital Goods 10% Retailing 6% Consumer Services 5% Diversified Financials 5% Telecommunication Services 5% Insurance 5% Media 4% Materials 4% Technology Hardware & Equipment 4% Consumer Durables & Apparel 3% Banks 2% Real Estate 2% Transportation 2% Commercial & Professional Services 1% Food & Staples Retailing <1% Food, Beverage & Tobacco <1%

FSGCO OFFICERS + TRUSTEES OFFICERS Michael Forman Chairman & Chief Executive Officer William Goebel Chief Financial Officer Zachary K. Klehr Executive Vice President Stephen S. Sypherd Vice President, Treasurer and Secretary James F. Volk Chief Compliance Officer BOARD OF TRUSTEES Michael Forman Chairman & Chief Executive Officer David J. Adelman Vice Chairman President & Chief Executive Officer, Campus Apartments Inc. Thomas J. Gravina Trustee Executive Chairman & Co-Founder, GPX Enterprises, L.P Walter W. Buckley, III Trustee Chairman & Chief Executive Officer, Actua Corporation Barbara J. Fouss Trustee Former Director of Strategic Initiatives & Chief Credit Policy Officer, Sun National Bank David L. Cohen Trustee Senior Executive Vice President, Comcast Corporation Philip E. Hughes, Jr. Trustee Vice-Chairman of Keystone Industries Oliver C. Mitchell, Jr. Trustee Attorney & Consultant Charles P. Pizzi Trustee Retired President, Director & Chief Executive Officer, Tasty Baking Company

i

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of FS Global Credit Opportunities Fund—D

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FS Global Credit Opportunities Fund—D (the “Fund”) as of December 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from December 12, 2013 (commencement of operations) through December 31, 2013 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from December 12, 2013 (commencement of operations) through December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more FS Investments investment companies since 2013.

Philadelphia, Pennsylvania

March 1, 2018

1

FS Global Credit Opportunities Fund—D

Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

December 31, 2017
Assets
Investment in FS Global Credit Opportunities Fund, at fair value (cost—$235,561)	$206,704
Cash	2,336
Distributions receivable from FS Global Credit Opportunities Fund	7
Expense reimbursement and additional support payment due from sponsor(1)	563

Total assets	$209,610

Liabilities
Shareholder distributions payable	$785
Payable for investment purchased	1,504
Administrative services expense payable	26
Transfer agent fees payable	23
Professional fees payable	21
Accounting and administrative fees payable	9
Other accrued expenses and liabilities	51

Total liabilities	$2,419

Net assets	$207,191

Commitments and contingencies—($5,080)(2)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 27,788,843 shares issued and outstanding	$28
Capital in excess of par value	238,460
Accumulated net realized gain (loss)	(2,440)
Accumulated net investment income(3)	—
Net unrealized appreciation (depreciation) on investment	(28,857)

Net assets	$207,191

Net asset value per common share at period end	$7.46

(1)	See Note 4 for a discussion of reimbursements and other amounts payable to FS Global Credit Opportunities Fund—D (the “Company”) by its sponsor and affiliates.

(2)	See Note 6 for a discussion of the Company’s commitments and contingencies.

(3)	See Note 5 for a discussion of the sources of distributions declared by the Company.

See notes to financial statements.

2

FS Global Credit Opportunities Fund—D

Statement of Operations

(in thousands)

Year Ended December 31, 2017
Investment income
Distributions from FS Global Credit Opportunities Fund	$21,541

Total investment income	21,541

Operating expenses
Administrative services expenses	57
Transfer agent fees	134
Accounting and administrative fees	57
Professional fees	30
Printing fees	149
Other general and administrative expenses	10

Total operating expenses	437
Less: Expense reimbursement from sponsor(1)	(437)

Net operating expenses	—

Net investment income (loss)	21,541

Realized and unrealized gain/loss from FS Global Credit Opportunities Fund
Net realized gain (loss) on investment	(1,850)
Net change in unrealized appreciation (depreciation) on investment	(13,353)

Total net realized gain (loss) and unrealized appreciation (depreciation) on investment	(15,203)
Additional support payment from sponsor(1)	2,263

Net increase (decrease) in net assets resulting from operations	$8,601

(1)	See Note 4 for a discussion of reimbursements and other amounts paid to the Company by its sponsor and affiliates.

See notes to financial statements.

3

FS Global Credit Opportunities Fund—D

Statements of Changes in Net Assets

(in thousands)

	Year Ended December 31,
	2017	2016
Operations
Net investment income (loss)	$21,541	$19,608
Net realized gain (loss) on investment	(1,850)	(590)
Net change in unrealized appreciation (depreciation) on investment	(13,353)	26,539
Net increase from additional support payment from sponsor(1)	2,263	1,869

Net increase (decrease) in net assets resulting from operations	8,601	47,426

Shareholder distributions(2)
Distributions from net investment income	(23,804)	(21,935)

Net decrease in net assets resulting from shareholder distributions	(23,804)	(21,935)

Capital share transactions(3)
Issuance of common shares	—	30,539
Reinvestment of shareholder distributions	15,177	13,713
Repurchases of common shares	(8,418)	(4,132)

Net increase in net assets resulting from capital share transactions	6,759	40,120

Total increase in net assets	(8,444)	65,611
Net assets at beginning of period	215,635	150,024

Net assets at end of period	$207,191	$215,635

Accumulated net investment income(2)	$—	$—

(1)	See Note 4 for a discussion of reimbursements and other amounts paid to the Company by its sponsor and affiliates.

(2)	See Note 5 for a discussion of the sources of distributions declared by the Company.

(3)	See Note 3 for a discussion of transactions with respect to the Company’s common shares during the years ended December 31, 2017 and 2016.

See notes to financial statements.

4

FS Global Credit Opportunities Fund—D

Statement of Cash Flows

(in thousands)

Year Ended December 31, 2017
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$8,601
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of common shares of FS Global Credit Opportunities Fund	(15,816)
Sales of common shares of FS Global Credit Opportunities Fund	8,418
Net realized (gain) loss on investment	1,850
Net change in unrealized (appreciation) depreciation on investment	13,353
(Increase) decrease in distributions receivable from FS Global Credit Opportunities Fund	201
(Increase) decrease in expense reimbursement and additional support payment due from sponsor(1)	490
Increase (decrease) in payable for investment purchased	1,504
Increase (decrease) in administrative services expense payable	(6)
Increase (decrease) in transfer agent fees payable	10
Increase (decrease) in professional fees payable	(4)
Increase (decrease) in accounting and administrative fees payable	5
Increase (decrease) in other accrued expenses and liabilities	11

Net cash used in operating activities	18,617

Cash flows from financing activities
Reinvestment of shareholder distributions	15,177
Repurchases of common shares	(8,418)
Shareholder distributions	(23,276)

Net cash provided by financing activities	(16,517)

Total increase (decrease) in cash	2,100
Cash at beginning of period	236

Cash at end of period	$2,336

(1)	See Note 4 for a discussion of reimbursements and other amounts payable to the Company by its sponsor and affiliates.

See notes to financial statements.

5

FS Global Credit Opportunities Fund—D

Financial Highlights

(in thousands, except share and per share amounts)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Period from December 12, 2013 (Commencement of Operations) to December 31, 2013
Per Share Data:(1)
Net asset value, beginning of period	$8.01	$7.08	$8.91	$10.02	$10.00
Results of operations
Net investment income (loss)(2)	0.79	0.78	0.87	0.87	0.02
Net realized gain (loss) and unrealized appreciation (depreciation) on investment	(0.47)	1.02	(1.78)	(1.11)	0.01

Net increase (decrease) in net assets resulting from operations	0.32	1.80	(0.91)	(0.24)	0.03

Shareholder distributions(3)
Distributions from net investment income	(0.87)	(0.87)	(0.87)	(0.87)	(0.05)

Net decrease in net assets resulting from shareholder distributions	(0.87)	(0.87)	(0.87)	(0.87)	(0.05)

Capital share transactions(2)
Reimbursement of sponsor(4)	—	—	(0.05)	—	—
Offering costs	—	—	(0.04)	(0.11)	(2.35)
Capital contributions of sponsor(5)	—	—	0.04	0.11	2.39

Net increase in net assets resulting from capital share transactions	—	—	(0.05)	—	0.04

Net asset value, end of period	$7.46	$8.01	$7.08	$8.91	$10.02

Shares outstanding, end of period	27,788,843	26,932,885	21,201,113	10,906,827	634,000

Total return(6)(7)	4.11%	27.38%	(11.72)%	(2.94)%	0.65%

Ratio/Supplemental Data:
Net assets, end of period	$207,191	$215,635	$150,024	$97,139	$6,350

Ratio of net investment income (loss) to average net assets(8)(9)	9.97%	10.68%	10.51%	9.01%	2.88%

Ratio of total operating expenses to average net assets(8)	0.20%	0.53%	0.31%	0.45%	8.92%
Ratio of expense reimbursement from sponsor to average net assets(8)	(0.20)%	(0.28)%	(0.31)%	(0.45)%	(2.59)%

Ratio of net operating expenses to average net assets(8)	—%	0.25%	—%	—%	6.33%

Portfolio turnover of FS Global Credit Opportunities Fund(7)	94%	92%	125%	165%	—%

(1)	Per share data may be rounded in order to compute the ending net asset value per share.
(2)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(3)	The per share data for distributions reflects the actual amount of distributions declared per common share during the applicable period.
(4)	See Note 4 for a discussion of reimbursements paid by the Company to its sponsor and affiliates.
(5)	See Note 4 for a discussion of reimbursements and other amounts paid to the Company by its sponsor and affiliates.

See notes to financial statements.

6

FS Global Credit Opportunities Fund—D

Financial Highlights (continued)

(in thousands, except share and per share amounts)

(6)	The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Company at the Company’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The total return does not consider the effect of the sales load from the sale of the Company’s common shares. The historical calculation of total return in the table should not be considered a representation of the Company’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, FS Global Credit Opportunities Fund’s (the “Fund”) ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment in the Fund during the applicable period and do not represent an actual return to shareholders. Total return includes the effect of additional support payments from sponsor. Without such payments during the years ended December 31, 2017 and 2016, total return would have been 2.99% and 26.27%, respectively. Total return for prior periods would be unchanged.

(7)	The period from December 12, 2013 (Commencement of Operations) to December 31, 2013 is not annualized.

(8)	Average daily net assets for the applicable period is used for this calculation. Does not reflect the proportionate share of income and expenses accrued by the Fund. The period from December 12, 2013 (Commencement of Operations) to December 31, 2013 is annualized.

(9)	Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been 9.77%, 10.40%, 10.20%, 8.56% and 0.29% for the years ended December 31, 2017, 2016, 2015 and 2014 and the period from December 12, 2013 (Commencement of Operations) to December 31, 2013, respectively.

See notes to financial statements.

7

FS Global Credit Opportunities Fund—D

Notes to Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Global Credit Opportunities Fund—D, or the Company, was organized as a Delaware statutory trust on January 28, 2013. The Company’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation. The Company invests substantially all of its net assets in FS Global Credit Opportunities Fund, or the Fund. The investment objectives and strategies of the Fund are identical to the Company’s. The Company’s financial statements should be read in conjunction with the consolidated financial statements of the Fund included herein. As of December 31, 2017, the Company held approximately 13.6% of the outstanding common shares of the Fund.

The Company commenced investment operations on December 12, 2013, when the Company, together with FS Global Credit Opportunities Fund—A, or Fund—A, another investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, whose principal investment strategy is identical to the Company’s and which also invests substantially all of its assets in the Fund, collectively raised net offering proceeds of $2,500 in the aggregate, or the minimum offering requirement, from the sale of common shares in their continuous public offerings to persons who were not affiliated with the Company, Fund—A, the Fund, the Fund’s investment adviser, FS Global Advisor, LLC, or FS Global Advisor, or the investment sub-adviser to FS Global Advisor, GSO Capital Partners LP, or GSO. FS Global Advisor is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Company’s sponsor, Franklin Square Holdings, L.P., or FS Investments.

The Company is a non-diversified, closed-end management investment company registered under the 1940 Act that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies, or ASC Topic 946. The Company has evaluated the impact of subsequent events through the date the financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Investment in the Fund: The Company’s investment in the Fund is recorded at fair value and is based upon the Company’s percentage ownership of the common shares of the Fund. The performance of the Company is directly affected by the performance of the Fund.

Use of Estimates: The preparation of the Company’s financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

8

FS Global Credit Opportunities Fund—D

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Company’s cash and cash equivalents are maintained with high credit quality financial institutions.

Valuation of Portfolio Investment: The Company invests substantially all of its net assets in the Fund. As such, the Company determines the net asset value, or NAV, of its common shares of beneficial interest, par value $0.001 per share, or its common shares, daily based on the NAV of its interest in the Fund (as provided by the Fund). The Company calculates NAV per common share by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Company (the value of its interest in the Fund, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Company’s investment in the Fund is considered Level 3 as defined under fair value accounting standards. See Note 2 to the Fund’s consolidated financial statements included herein for detailed information on the Fund’s policies regarding the valuation of its portfolio investments.

Revenue Recognition: Realized gains and losses from Fund transactions are calculated on the specific share identification basis. Fund transactions are recorded on the effective date of the subscription in or the redemption from the Fund. Distributions received from the Fund are recorded on the record date. See Note 2 to the Fund’s consolidated financial statements included herein for detailed information on the Fund’s policies regarding revenue recognition.

Income Taxes: The Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. Because the Company invests substantially all of its net assets in the Fund, the Company will generally qualify as a RIC if the Fund qualifies as a RIC. To qualify and maintain qualification as a RIC, the Company and the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of their “investment company taxable income” and their net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the Company will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Company and the Fund intend to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis in order to maintain their RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Company also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of its net ordinary income, 98.2% of net capital gain income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Company’s financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its statement of operations. During the year ended December 31, 2017, the Company did not incur any interest or penalties.

9

FS Global Credit Opportunities Fund—D

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

The Company has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Company’s financial statements. The Company’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions: Distributions to the Company’s shareholders are recorded as of the record date. Subject to the discretion of the Company’s board of trustees, or the Board, and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a weekly, semi-monthly or monthly basis and to pay such distributions on a monthly or quarterly basis. Such ordinary cash distributions are expected to be paid using ordinary cash distributions received from the Fund, net of any Company operating expenses. At least annually, the Company intends to authorize and declare special cash distributions of net realized long- term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Fund.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Company’s common shares during the years ended December 31, 2017 and 2016:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	—	$—	4,434,147	$31,068
Reinvestment of Distributions	1,926,285	15,177	1,870,336	13,713

Total Gross Proceeds	1,926,285	15,177	6,304,483	44,781
Dealer Manager Fees	—	—	—	(529)

Net Proceeds to Company	1,926,285	15,177	6,304,483	44,252
Repurchases of Common Shares	(1,070,327)	(8,418)	(572,711)	(4,132)

Net Proceeds from Share Transactions	855,958	$6,759	5,731,772	$40,120

Public Offering of Shares

In April 2016, the Company closed its continuous public offering of common shares to new investors. The Company sold 26,316,924 common shares for gross proceeds of $231,832 in its continuous public offering, including common shares issued pursuant to its distribution reinvestment plan, or DRP. Following the closing of its continuous public offering, the Company has continued to issue common shares pursuant to its distribution reinvestment plan. As of February 20, 2018, the Company had sold a total of 29,664,644 common shares and raised total gross proceeds of $257,798, including $100 of seed capital contributed by the principals of FS Global Advisor in March 2013 (see Note 4). During the period from January 1, 2018 to February 20, 2018, the Company issued 88,313 common shares pursuant to its distribution reinvestment plan for gross proceeds of $670.

10

FS Global Credit Opportunities Fund—D

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Share Repurchase Program

To provide shareholders with limited liquidity, the Company intends to conduct quarterly repurchases of common shares. Any offer to repurchase common shares will be conducted solely through written tender offer materials mailed to each shareholder.

The Company’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase common shares and under what terms:

•	the effect of such repurchases on the Company’s and/or the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);

•	the Fund’s investment plans;

•	the Company’s and the Fund’s working capital requirements;

•	the Company’s history in repurchasing common shares or portions thereof; and

•	the condition of the securities markets.

The Company will limit the maximum number of common shares to be repurchased for any repurchase offer to the lesser of (i) the greater of (x) the number of common shares that the Company can repurchase with the proceeds it receives from the sale of common shares under the Company’s distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common shares on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of common shares that the Company can repurchase with the proceeds it receives from the sale of common shares under the Company’s distribution reinvestment plan during three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of common shares to be repurchased for any repurchase offer will not exceed the lesser of (i) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y) above. The Company will offer to repurchase such common shares at a price equal to the NAV per common share in effect on each date of repurchase.

11

FS Global Credit Opportunities Fund—D

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The following table provides information concerning the Company’s repurchases of common shares pursuant to its share repurchase program during the years ended December 31, 2017 and 2016:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2016
December 31, 2015	January 6, 2016	120,715	100%	0.57%	$7.061	$852
March 31, 2016	April 6, 2016	147,817	100%	0.64%	$6.813	1,008
June 30, 2016	July 6, 2016	146,569	100%	0.56%	$7.262	1,064
September 30, 2016	October 5, 2016	157,610	100%	0.59%	$7.659	1,208

Total		572,711				$4,132

Fiscal 2017
December 31, 2016	January 4, 2017	80,288	100%	0.30%	$8.009	$643
March 31, 2017	April 5, 2017	158,437	100%	0.58%	$8.017	1,270
June 30, 2017	July 5, 2017	349,373	100%	1.26%	$7.816	2,731
September 30, 2017	October 4, 2017	482,229	100%	1.74%	$7.826	3,774

Total		1,070,327				$8,418

On January 17, 2018, the Company repurchased approximately 980,629 common shares (representing approximately 40% of the common shares tendered for repurchase and 3.53% of the shares outstanding as of such date) at $7.548 per common share for aggregate consideration totaling $7,402.

Note 4. Related Party Transactions

Compensation of FS Global Advisor and its Affiliates

The Company does not incur a separate management fee or incentive fee, but the Company is indirectly subject to the Fund’s management fee and incentive fee incurred pursuant to the amended and restated investment advisory agreement, dated as of October 9, 2013, by and between the Fund and FS Global Advisor. For the services it provides to the Fund, FS Global Advisor is entitled to a fee consisting of two parts—a management fee and an incentive fee. The management fee is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Fund’s average daily gross assets during such period. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature. Effective January 1, 2018, for the twelve months ending December 31, 2018, FS Global Advisor has agreed to waive (a) a portion of the base management fee such that the fee received will equal 1.50% of the Fund’s average daily gross assets and (b) the incentive fee in its entirety. See Note 4 to the Fund’s consolidated financial statements included herein for a detailed description of the management fee and incentive fee payable by the Fund to FS Global Advisor.

12

FS Global Credit Opportunities Fund—D

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Under the administration agreement, dated as of July 15, 2013, by and between the Company and FS Global Advisor, or the administration agreement, the Company reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Company, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Company’s corporate operations and required administrative services, which includes being responsible for the financial records that the Company is required to maintain and preparing reports to the Company’s shareholders and reports filed with the SEC. In addition, FS Global Advisor assists the Company in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Company’s shareholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. FS Global Advisor is required to allocate the cost of these services to the Company based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Company will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.

Under the administration agreement, the Company, either directly or through reimbursement to FS Global Advisor or its affiliates, was responsible for its organization and offering costs in an amount up to 1.5% of aggregate proceeds raised in the Company’s continuous public offering, after payment of dealer manager fees. Organization and offering costs primarily included legal, accounting, printing and other expenses relating to the Company’s continuous public offering, including costs associated with technology integration between the Company’s systems and those of its selected broker-dealers, marketing expenses, salaries and direct expenses of FS Global Advisor’s personnel, employees of its affiliates and others while engaged in registering and marketing the Company’s common shares, which included the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Company. As the Company closed its offering in April 2016, no organization and offering cost amounts remain due or payable under the administration agreement.

The dealer manager for the Company’s continuous public offering was FS Investment Solutions, LLC (formerly FS2 Capital Partners, LLC), or FS Investment Solutions, which is an affiliate of FS Investments. Under the dealer manager agreement, dated as of July 15, 2013, by and between the Company and FS Investment Solutions, or the dealer manager agreement, FS Investment Solutions was entitled to receive dealer manager fees in connection with the sale of common shares in the Company’s continuous public offering, all or a portion of which were re-allowed to selected broker-dealers. As the Company closed its offering in April 2016, no amounts remain due or payable under the dealer manager agreement.

13

FS Global Credit Opportunities Fund—D

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table describes the fees and expenses incurred under the administration agreement during the year ended December 31, 2017:

Related Party	Source Agreement	Description	Year Ended December 31, 2017
FS Global Advisor	Administration Agreement	Administrative Services Expenses(1)	$57

(1)	During the year ended December 31, 2017, $57 in administrative services expenses were incurred and applied to offset the liability of FS Investments under the expense reimbursement agreement (as defined below) (see “—Expense Reimbursement Agreements”).

Capital Contribution by FS Global Advisor

In March 2013, Michael C. Forman and David J. Adelman, the principals of FS Global Advisor, each contributed an aggregate of approximately $50 to purchase 5,000 common shares of the Company at a price of $10.00 per share, which represents the initial public offering price of $10.20 per share, net of dealer manager fees. The principals will not tender these common shares for repurchase as long as FS Global Advisor remains the Fund’s investment adviser.

Potential Conflicts of Interest

FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund.

Expense Reimbursement Agreements

Pursuant to an expense support and conditional reimbursement agreement, dated as of August 20, 2013, as amended to date, by and between the Company and FS Investments, or the expense reimbursement agreement, FS Investments has agreed to reimburse the Company for expenses to ensure that the Company bears a reasonable level of expenses in relation to its income. The purpose of this arrangement is to ensure that no portion of any ordinary cash distributions made by the Company will be paid from offering proceeds or borrowings. Such ordinary cash distributions are expected to be paid using distributions received from the Fund.

The Fund has entered into a separate expense support and conditional reimbursement agreement with FS Investments to ensure that no portion of any ordinary cash distributions made by the Fund to the Company are

14

FS Global Credit Opportunities Fund—D

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

paid from offering proceeds or borrowings of the Fund. However, because certain investments the Fund may make may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions (and therefore a portion of the Company’s ordinary cash distributions) may also be deemed to constitute a return of capital for tax purposes to the extent that the Company may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, FS Investments will not reimburse the Company for the portion of the Fund’s or the Company’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions.

Under the expense reimbursement agreement, FS Investments will reimburse the Company quarterly to the extent that (x) the sum of the cumulative ordinary cash distributions paid by the Company in such quarter plus the aggregate Company operating expenses in such quarter exceeds (y) the cumulative cash distributions from the Fund that are received by the Company in such quarter.

Pursuant to the expense reimbursement agreement, the Company has a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under this arrangement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, (x) the cumulative ordinary cash distributions from the Fund that are received by the Company in such quarter exceed (y) the sum of the cumulative ordinary cash distributions paid by the Company in such quarter plus the aggregate Company operating expenses in such quarter; provided, however, that (i) the Company will only reimburse FS Investments for expense support payments made by FS Investments to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of the Company’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year) and (ii) the Company will not reimburse FS Investments for expense support payments made by FS Investments if the annualized rate of distributions per common share declared by the Company at the time of such expense reimbursement payment is less than the annualized rate of distributions per common share declared by the Company at the time FS Investments made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Company’s total operating expenses, excluding organization and offering expenses and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

The Company or FS Investments may terminate the expense reimbursement agreement at any time. FS Investments has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expenses in relation to its income.

The specific amount of expenses reimbursed by FS Investments pursuant to the expense reimbursement agreement, if any, is determined at the end of each fiscal quarter. Upon termination of the expense reimbursement agreement by FS Investments, FS Investments will be required to fund any amounts accrued

15

FS Global Credit Opportunities Fund—D

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

thereunder as of the date of termination. Similarly, the conditional obligation of the Company to reimburse FS Investments pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

FS Investments agreed to forgo reimbursement of all expense reimbursement and additional support payments made by it to the Company through December 31, 2015. As such, as of December 31, 2015, there were no amounts subject to reimbursement by the Company to FS Investments under the expense reimbursement agreement.

The following table reflects the expense reimbursement and additional support payments accrued from FS Investments to the Company as of December 31, 2017 that may be subject to reimbursement to FS Investments:

Quarter Ended	Amount of Expense Reimbursement and Additional Support Payment	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Annualized Rate of Distributions Per Common Share(1)	Reimbursement Eligibility Expiration
Fiscal 2016
March 31, 2016	$175	0.40%	12.77%	March 31, 2019
June 30, 2016	492	0.25%	12.01%	June 30, 2019
September 30, 2016	661	0.25%	11.35%	September 30, 2019
December 31, 2016	1,052	0.25%	10.86%	December 31, 2019

Total	$2,380

Fiscal 2017
March 31, 2017	$750	0.19%	10.84%	March 31, 2020
June 30, 2017	386	0.20%	11.11%	June 30, 2020
September 30, 2017	1,001	0.20%	11.11%	September 30, 2020
December 31, 2017	563	0.22%	11.41%	December 31, 2020

Total	$2,700

(1)	The annualized rate of distributions per common share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular cash distribution per common share as of such date without compounding), divided by the Company’s net asset value per common share as of such date.

FS Investments is controlled by the Company’s chairman, president and chief executive officer, Michael C. Forman, and the Company’s vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that FS Investments will reimburse any portion of the Company’s expenses in future years.

In connection with the Company’s previously announced Share Repurchase Program, the Fund intends to repurchase its common shares of beneficial interest (the “Fund Shares”) held by the Company to the extent necessary to accommodate repurchase requests under the Company’s share repurchase program. During the years ended December 31, 2017 and 2016, the Fund repurchased 1,062,160 and 305,033 Fund Shares, respectively, from the Company for aggregate consideration totaling $8,418 and $2,296, respectively. During the period from January 1, 2018 to February 20, 2018, the Fund repurchased 965,135 Fund Shares from the Company for aggregate consideration of $7,402.

16

FS Global Credit Opportunities Fund—D

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions

The following table reflects the cash distributions per common share that the Company declared on its common shares during the years ended December 31, 2017 and 2016:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2016	$0.8743	$21,935
2017	$0.8711	$23,804

On December 27, 2017 and January 25, 2018, the Board declared regular monthly cash distributions for January and February 2018, respectively, each in the amount of $0.0425 per common share. The regular monthly cash distributions have been or will be paid monthly to shareholders of record as of monthly record dates previously determined by the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

The Company has adopted an “opt in” distribution reinvestment plan for its shareholders. As a result, if the Company makes a cash distribution, its shareholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional common shares.

The Company’s distributions to shareholders may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load.

The Company expects that for a period of time, which time period may be significant, substantial portions of the Company’s distributions may be funded through the reimbursement of certain expenses and additional support payments by FS Investments and its affiliates, including through the waiver of certain fees and expenses by FS Global Advisor, that may be subject to repayment by the Company within three years. The purpose of this arrangement is to ensure that no portion of the Company’s distributions to shareholders will be paid from offering proceeds or borrowings. Any such distributions funded through support payments or waivers of fees and expenses are not based on the Fund’s investment performance and the Company’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or FS Investments continues to make such payments or waivers of such fees and expenses. The Company’s future repayments of amounts reimbursed or waived by FS Investments and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Company or the Fund will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all. FS Investments and its affiliates have no obligation to waive fees and expenses or otherwise reimburse expenses in future periods. For the year ended December 31, 2017, if FS Investments had not reimbursed certain of the Company’s expenses and provided additional support payments, 11% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings. For the year ended December 31, 2016, if FS Investments had not reimbursed certain of the Company’s expenses and provided additional support payments, 11% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings. See Note 4 to the consolidated financial statements of the Fund included herein for information about the reimbursement of Fund expenses and additional support payments provided by FS Investments to the Fund.

17

FS Global Credit Opportunities Fund—D

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of the cash distributions on a tax basis that the Company declared on its common shares during the years ended December 31, 2017 and 2016:

	Year Ended December 31,
	2017		2016
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income (prior to expense reimbursement from sponsor)	21,104	89%	19,555	89%
Capital gains proceeds from the sale of assets	—	—	—	—
Expense reimbursement and additional support payment from sponsor	2,700	11%	2,380	11%

Total	$23,804	100%	$21,935	100%

The Company’s net investment income on a tax basis for the year ended December 31, 2017 was $23,804. As of December 31, 2017, the Company had distributed all of its net investment income on a tax basis.

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

As of December 31, 2017, the components of accumulated earnings (loss) on a tax basis were as follows:

December 31, 2017
Distributable ordinary income	$—
Capital loss carryover(1)	(574)
Net unrealized appreciation (depreciation) on investment(2)	(30,723)

$(31,297)

(1)	The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. As of December 31, 2017, the Company had a long-term capital loss carryover of $574.
(2)	As of December 31, 2017, gross unrealized depreciation on the Company’s investment in the Fund was $30,723.

The aggregate cost of the Company’s investment for U.S. federal income tax purposes totaled $237,427 as of December 31, 2017. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(30,723) as of December 31, 2017. As of December 31, 2017, the difference between the Company’s tax-basis unrealized appreciation (depreciation) and its GAAP-basis unrealized appreciation (depreciation) is attributable to basis adjustments on wash sale loss deferrals.

Note 6. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

18

FS Global Credit Opportunities Fund—D

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Commitments and Contingencies (continued)

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Company’s commitments to FS Investments and its affiliates.

19

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Company has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Global Credit Opportunities Fund—D, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Company’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Michael C. Forman(1)	56	January 2013	Chairman, President and Chief Executive Officer	Chairman and Chief Executive Officer of FS Investments	9	FS Series Trust (since 2016); FS Energy Total Return Fund (since 2016); FS Credit Income Fund (since 2016); FS Credit Real Estate Income Trust, Inc. (since 2016); FS Investment Corporation IV (since 2015); FS Investment Corporation III (since 2013); FS Investment Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2007)

David J. Adelman(2)	45	January 2013	Vice-Chairman	Chief Executive Officer of Campus Technologies, Inc. (since 2001); and President and Chief Executive Officer of Campus Apartments, Inc. (since 1997)	8	FS Credit Real Estate Income Trust, Inc. (since 2018); FS Series Trust (since 2017); FS Energy Total Return Fund (since 2017); FS Investment Corporation IV (since 2015); FS Investment Corporation III (since 2013); Actua

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Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
						Corporation (since 2011); FS Investment Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2007)

Thomas J. Gravina(3)	56	June 2013	Trustee	Executive Chairman of EvolveIP Holdings, LLC (since 2018); Chairman and Chief Executive Officer of EvolveIP Holdings, LLC (2007 – 2018); and Executive Chairman of GPX Enterprises, L.P. (since 2006)	6	FS Investment Corporation IV (since 2015); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2009)

Independent Trustees

Walter W. Buckley, III	57	June 2013	Trustee	Chief Executive Officer of Actua Corporation (since 1996); and President of Actua Corporation (1996 – 2001; 2002 – 2009)	6	Actua Corporation (since 1996)

David L. Cohen	62	June 2013	Trustee	Senior Executive Vice President of Comcast Corporation (since 2015); and Executive Vice President of Comcast Corporation (2002 – 2015)	6	NBCUniversal Media, LLC (since 2013)

Barbara J. Fouss	48	November 2013	Trustee	Director of Strategic Initiatives of Sun National Bank (2012 – 2013); Chief Credit Policy Officer of Sun National Bank (2011 – 2012); and Deputy Chief Credit Policy Officer of Sun National Bank (2008 – 2011)	6	FS Investment Corporation IV (since 2015)
Philip E. Hughes, Jr.	68	June 2013	Trustee	Vice-Chairman of Keystone Industries (since 2011); Principal of Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services (since 2011); President of Fox Park Corporation (since 2005) and Sovereign Developers, LP (since 1999); and Partner of LarsonAllen LLP (2000 – 2011)	7	FS Series Trust (since 2017); FS Investment Corporation (since 2015)

Oliver C. Mitchell, Jr.	63	June 2013	Trustee	Attorney and Consultant—Litigation Avoidance, Corporate Governance and Internal Investigations (since 2014); Senior Vice President, General Counsel and Secretary of American Cybersystems, Inc. (2013 – 2014); and Vice President, General Counsel and Secretary of Carpenter Technology Corporation (2007 – 2009)	6	National Commercial Bank Jamaica Limited (since 2015)

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Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Charles P. Pizzi	67	June 2013	Trustee	President and Chief Executive Officer of Tasty Baking Company (2002 – 2011)	6	Pennsylvania Real Estate Investment Trust (since 2013); PHH Corporation (since 2012); FS Energy and Power Fund (since 2012); and Brandywine Realty Trust (since 1996)

*	The “Fund Complex” consists of the Fund, its affiliated feeder funds, FS Series Trust, FS Credit Income Fund and FS Energy Total Return Fund.

(1)	Mr. Forman is deemed to be an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Global Advisor.

(2)	Mr. Adelman is deemed to be an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Global Advisor.

(3)	Mr. Gravina is deemed to be an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act, due to Mr. Gravina’s joint ownership with Mr. Forman of an entity engaged in the management of certain real estate assets.

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Executive Officers

Information regarding the executive officers of the Company is set forth below. The address for each executive officer is c/o FS Global Credit Opportunities Fund—D, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years

Michael C. Forman	56	Chairman, President and Chief Executive Officer	Since 2013	Chairman and Chief Executive Officer, FS Investments

James F. Volk	55	Chief Compliance Officer	Since 2015	Senior Vice President of Fund Compliance, FS Investments (since 2014); and Chief Compliance Officer, Chief Accounting Officer and Head of Traditional Fund Operations at SEI’s Investment Manager Services market unit (1996 – 2014)

William Goebel	43	Chief Financial Officer	Since 2013	Chief Financial Officer of Fund—T2 (since 2017), Fund—T (since 2016), Fund—ADV (since 2016), the Fund (since 2013), Fund—A (since 2013), FS Investment Corporation II (2011 – 2014), FS Energy and Power Fund (2011 – 2012) and FS Investment Corporation (since 2011); and Senior Manager at Ernst & Young LLP (2003 – 2011)

Zachary Klehr	39	Executive Vice President	Since 2013	Executive Vice President, FS Investments and Vice President of Versa Capital Management (2007 – 2011)

Stephen S. Sypherd	40	Vice President, Treasurer and Secretary	Since 2013	General Counsel, FS Investments; and Associate of Skadden, Arps, Slate, Meagher & Flom LLP (2002 – 2010)

Form N-Q Filings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

The Company invests substantially all of its assets in the Fund. All investments in portfolio companies are made at the Fund level. Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

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The Transition

The Fund currently receives investment advisory and administrative services from FS Global Advisor pursuant to an Investment Advisory Agreement (“Advisory Agreement”) with the Fund and an Administration Agreement with the Fund. GSO currently acts as the Fund’s investment sub-adviser pursuant to an Investment Sub-Advisory Agreement with FS Global Advisor (“Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Advisory Agreements”). Under the “master feeder” structure, the investment advisory services are provided by FS Global Advisor and GSO at the Fund level, not to the Feeder Funds. As the Fund announced on December 11, 2017, GSO intends to resign as the investment sub-adviser to the Fund and terminate the Sub-Advisory Agreement effective April 9, 2018 (the “GSO Resignation Date”). After the GSO Resignation Date, FS Global Advisor will serve as the sole investment adviser and provide all investment advisory services to the Fund.

In order to transition the Fund’s advisory services, FS Global Advisor, GSO and certain of their affiliates have entered into a transition agreement (“Transition Agreement”), which provides that GSO will continue to act as the investment sub-adviser to the Fund through the GSO Resignation Date and will cooperate with FS Global Advisor in implementing the transition of investment advisory services from GSO for the Fund and certain affiliated business development companies sponsored by FS Investments.

In connection with the anticipated resignation of GSO, FS Global Advisor has agreed to waive a portion of the base management fee and all of the incentive fees to which it is entitled under the Advisory Agreement for the year ending December 31, 2018. Specifically, FS Global Advisor will waive 0.50% of the base management fee, which will reduce the annual base management fee from 2.0% to 1.5%, and will waive the entire incentive fee for the same period.

The FS Investments investment management team responsible for providing investment advisory services for the Fund is led by Andrew Beckman, who recently joined FS Investments as Managing Director, Head of Liquid Credit, from his most recent role as a Partner and the Head of Corporate Credit and Special Situations at DW Partners, a $3 billion corporate credit manager. Mr. Beckman is the portfolio manager of the Fund. Prior to joining DW Partners, he built and managed Magnetar Capital’s event-driven credit business and was the head of its Event Credit and Credit Opportunities Fund, managing over $2 billion. Earlier in his career, Mr. Beckman was co-head of Goldman Sachs’ special situations multi-strategy investing group. Mr. Beckman is assisted by Nicholas Heilbut. Nicholas Heilbut serves as Director of Research and Portfolio Manager for FS Investments. Prior to joining FS Investments, Mr. Heilbut was a Managing Director at DW Partners. Prior to joining DW Partners, he was Senior Analyst / Head of Research for Magnetar Capital’s event-driven and special situations business. Earlier in his career Mr. Heilbut served as a Senior Analyst at Serengeti Asset Management and before that, he was a Vice President in Goldman Sachs’ Special Situations Multi-Strategy Investing Group. Messrs. Beckman and Heilbut are members of FS Global Advisor’s investment committee.

Board Approval of Continuation of Investment Advisory Agreement and Investment Sub-Advisory Agreement

At meetings of the Board of Trustees of the Fund (the “Fund Board”) held on May 1, 2017 and May 16, 2017, prior to GSO’s communication of its intention to resign as investment sub-adviser to the Fund, the Fund Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, FS Global Advisor or GSO (the “Independent Trustees”), considered and approved for an additional year the continuation of the Advisory Agreement with FS Global Advisor and the Sub-Advisory Agreement with GSO. Additionally, in connection with the anticipated resignation of GSO as investment sub-adviser to the Fund, on November 27, 2017, the Fund Board, including a majority of Independent Trustees, considered and approved for an additional year the continuation of the Advisory Agreement, effective as of December 11, 2017.

In connection with its consideration of the continuation of the Advisory Agreements, the Fund Board considered information furnished and discussed throughout the year at Fund Board meetings and executive

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sessions with management and independent legal counsel, including information specifically provided for the May and November meetings in response to requests for information from the Independent Trustees and their independent legal counsel regarding the consideration of the approval of the Advisory Agreements. Discussions of the Fund Board approvals are below.

May 2017 Approvals

In its deliberations, the Fund Board considered (i) a range of materials and information regarding the nature, extent and quality of services provided by each of FS Global Advisor and GSO, (ii) the past performance of the Fund compared to relevant indices and peer funds, (iii) the fees and expenses of the Fund under the Advisory Agreements compared to those of peer funds with investment objectives and strategies similar to the Fund and (iv) the estimated profitability of FS Global Advisor and GSO under the Advisory Agreements. The Fund Board also considered information related to potential “fall out” or ancillary benefits enjoyed by FS Global Advisor and GSO (and their affiliates) as a result of their relationships with the Fund. In addition to evaluating, among other things, the written information provided by FS Global Advisor and GSO, the Fund Board considered the answers to questions posed by the Fund Board to representatives of FS Global Advisor and GSO at various meetings. The Independent Trustees met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Advisory Agreements.

Based on their review, the Independent Trustees and the full Fund Board concluded that it was in the best interests of the Fund to approve each Agreement. In its deliberations, the Fund Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Fund Board’s determinations are discussed below.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services provided by FS Global Advisor and GSO, the Fund Board reviewed information describing the financial strength, experience, resources, compliance programs and key personnel of FS Global Advisor and GSO, including the personnel who provide investment management services to the Fund, and the proposed strategies to seek favorable investment results for the Fund’s portfolio going forward. With respect to FS Global Advisor, the Fund Board recognized the significant investment of time, capital and human resources provided by FS Investments that has resulted in the successful operation of the Fund. The Fund Board was satisfied with the services FS Global Advisor provided to the Fund and the expertise and capability of its personnel. The Fund Board also recognized the general success of FS Global Advisor in managing the Fund in terms of asset management, collaboration with, and oversight of, GSO. The Fund Board also considered the administrative services FS Global Advisor provides to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Fund Board was satisfied with the services provided by FS Global Advisor to the Fund and to its affiliated feeder funds (the “Feeder Funds”), and the expertise and capabilities of FS Global Advisor’s personnel and was supportive of FS Global Advisor’s efforts to work with GSO to continue to improve the investment performance of the Fund. With respect to GSO, the Fund Board considered the reputation and past performance of GSO and that GSO’s portfolio management team for the Fund has continued to work with FS Global Advisor to generate investment strategies and ideas, including the identification and selection of new investments and to otherwise manage the portfolio consistent with its obligations, noting that the recent performance of GSO and the Fund has improved relative to prior years. The Fund Board also noted that the GSO team is working in a collaborative, collegial and productive manner with FS Global Advisor in managing the Fund’s assets.

The Fund Board and the Independent Trustees determined that they were satisfied with the nature, quality and extent of the services provided by FS Global Advisor and GSO to the Fund, the expertise and capabilities of FS Global Advisor’s and GSO’s personnel, FS Global Advisor’s and GSO’s financial strength and their continued efforts to develop and allocate resources necessary to manage the Fund’s portfolio.

Review of Performance. The Fund Board and the Independent Trustees considered the Fund’s historical investment performance as compared to the performance of comparable funds in terms of structure, investment

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objectives, assets under management, portfolio mix and/or similar criteria, and compared to certain indices spanning the spectrum of primary asset classes in which the Fund invests. The Independent Trustees noted FS Global Advisor’s explanation regarding the Fund’s performance and the relevance of the various indices and benchmarks, noting that the Fund’s performance was generally comparable to its peers. The Fund Board also considered the steps that FS Global Advisor has taken to determine the optimal composition of the Fund’s investments and to position the Fund, particularly during periods of credit market volatility and market dislocation, in order to capitalize upon attractive investment opportunities. The Fund Board determined that it was generally satisfied with the Fund’s and GSO’s performance.

Costs of Services Provided and Profits Realized. The Fund Board considered the management and incentive fees (together, the “Advisory Fees”) and the Feeder Funds’ net expense ratios as compared to a group of investment companies that FS Global Advisor believed to be relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. The Independent Trustees considered that the Fund’s fees were generally comparable with the peer group funds. The Fund Board noted factors driving higher gross expense levels, including the heightened regulatory, compliance and operational requirements for a master-feeder, non-traded, continuously-offered, closed-end investment company as compared to those of publicly-traded investment companies, the investment advisory fees applicable to each, the use of leverage and the event driven and special situations investment strategies employed by the Fund, which are more similar to strategies employed by private hedge funds than publicly-traded closed-end high yield funds. The Fund Board also noted that, while the Feeder Funds’ net expense ratios shown were on the high end of the comparative group, the net expense ratios would have been higher were it not for the significant expense reimbursement and additional support payments made by FS Global Advisor and its affiliates to the Fund. The Fund Board considered the percentage of fees paid to GSO in comparison to the fees paid to FS Global Advisor, and fees paid for advisory or sub-advisory services by the Fund’s peers. The Independent Trustees also considered the nature and quality of the administrative services provided by FS Global Advisor.

The Fund Board reviewed the profitability information provided by FS Global Advisor and FS Global Advisor’s methodology for determining profitability, as well as the potential for economies of scale. The Independent Trustees also noted GSO’s profitability and methodology with respect to the Fund. The Fund Board determined that the Advisory Fees, proposed expense ratios and profitability were reasonable in relation to the services to be rendered to the Fund by FS Global Advisor and GSO. The Fund Board also considered that the potential for economies of scale are less likely to be significant given the Fund’s structure and focus on identifying and capitalizing upon event driven, special situations and market price inefficiency investment opportunities, which requires considerable resources. The Fund Board also noted FS Global Advisor’s commitment to monitor economies of scale on an ongoing basis.

Other Benefits. The Fund Board considered other benefits that may accrue to FS Global Advisor, GSO and their affiliates from their relationships with the Fund, including that FS Global Advisor and GSO may potentially benefit from the success of the Fund, which could attract other business to FS Global Advisor and GSO.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the Fund Board determined that the terms of each Agreement are fair and reasonable and that the approval of each Agreement is in the best interests of the Fund. The Fund Board, including a majority of the Independent Trustees, unanimously approved the continuance of the Advisory Agreements.

November 2017 Approval

At a meeting of the Fund Board held on November 28, 2017, the Fund Board, including a majority of the Independent Trustees, re-approved the Advisory Agreement with FS Global Advisor, as being in the best interests of the Fund and its shareholders. In approving the Advisory Agreement, the Fund Board considered the pending resignation of GSO as investment sub-adviser to the Fund and the recent hiring of Mr. Beckman and the expected hiring of Mr. Heilbut by FS Global Advisor to manage the Fund’s portfolio. In considering the approval

26

of the Advisory Agreement, the Fund Board considered information furnished and discussed throughout the year at Fund Board meetings and executive sessions with management and counsel, including information specifically provided for the May Meetings and for the November Meeting in response to requests for information from the Independent Trustees and their independent legal counsel. The Fund Board also considered the information furnished and discussed at various meetings and executive sessions regarding the resignation of GSO as sub-adviser to the Fund, GSO’s willingness to enter into the Transition Agreement, the hiring of Mr. Beckman and the expected hiring of Mr. Heilbut by FS Global Advisor to serve as portfolio manager of the Fund, and the background, experience and capabilities of Mr. Beckman and Mr. Heilbut.

In their deliberations, the Fund Board considered a range of materials and information regarding the nature, extent and quality of services provided by FS Global Advisor, including the ability of FS Global Advisor to serve as the sole investment adviser of the Fund in light of the hiring of Mr. Beckman and the expected hiring of Mr. Heilbut; the past performance of the Fund compared to relevant indices and peer funds; the fees and expenses of the Fund and the Feeder Funds compared to those of other registered investment companies that FS Global Advisor believed were relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or other similar criteria; and the profitability of FS Global Advisor. The Fund Board also considered information related to potential “fall out” or ancillary benefits enjoyed by FS Global Advisor (and its affiliates) as a result of its relationships with the Fund and the Feeder Funds. In addition to evaluating, among other things, the written information provided by FS Global Advisor, the Fund Board also considered the answers to questions posed by the Fund Board to representatives of FS Global Advisor at various meetings. In addition, the Fund Board noted alternative options, including other investment advisory arrangements, that were considered, explored and discussed with FS Global Advisor. The Independent Trustees also met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Advisory Agreement.

Based on their review, the Independent Trustees and the Fund Board concluded that it was in the best interests of the Fund and its shareholders to approve the continuation of the Advisory Agreement. In their deliberations, the Fund Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Fund Board’s determinations are discussed below.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services to be provided by FS Global Advisor as sole investment adviser to the Fund, the Fund Board reviewed information describing the financial strength, experience, resources, compliance programs and key personnel of FS Global Advisor, focusing specifically on the background and capabilities of Mr. Beckman and his team, and their strategic plans to seek to improve the performance and yield of the Fund. The Fund Board recognized the significant investment of time, capital and human resources provided by the FS Investments that has resulted in the successful operation of the Fund and FS Global Advisor’s general success in managing the Fund in terms of asset management. The Fund Board also considered the administrative services FS Global Advisor provides to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services.

The Fund Board and the Independent Trustees determined that they were satisfied with the nature, quality and extent of the services to be provided by FS Global Advisor, the expertise and capabilities of FS Global Advisor’s personnel, FS Global Advisor’s financial strength and its efforts to support the management of the Fund going forward.

Review of Performance. The Fund Board and the Independent Trustees considered the Fund’s historical investment performance as compared to the performance of comparable funds in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria, and compared to certain indices spanning the spectrum of primary asset classes in which the Fund invests. The Independent Trustees noted FS Global Advisor’s explanation regarding the Fund’s performance and the relevance of the various indices and

27

benchmarks, noting that the Fund’s performance was generally comparable to its peers. The Fund Board also considered the steps that FS Global Advisor has taken to manage the Fund’s portfolio after the resignation of GSO, including the hiring of Mr. Beckman and the expected hiring of Mr. Heilbut and their experience, capabilities and strategy for successful management of the Fund going forward.

Costs of Services Provided and Profits Realized. The Fund Board considered the Advisory Fees and the Feeder Funds’ net expense ratios as compared to a group of investment companies that FS Global Advisor believed to be relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. The Independent Trustees considered that the Fund’s fees were generally comparable with the peer group funds. The Fund Board noted factors driving higher gross expense levels, including the heightened regulatory, compliance and operational requirements for a master-feeder, non-traded, continuously-offered, closed-end investment company as compared to those of publicly-traded investment companies, the investment advisory fees applicable to each, the use of leverage and the event driven and special situations investment strategies employed by the Fund, which are more similar to strategies employed by private hedge funds than publicly-traded closed-end high yield funds. The Fund Board also noted that, while the Feeder Funds’ net expense ratios shown were on the high end of the comparative group, the net expense ratios would have been higher were it not for the significant expense reimbursement and additional support payments made by FS Global Advisor and its affiliates to the Fund. The Fund Board also took into consideration the agreement by FS Global Advisor, in connection with the proposed GSO resignation and related investment management transition, to waive the base management fee to 1.50% and to completely waive the income incentive fee each for the year ending December 31, 2018.

The Fund Board reviewed the profitability information provided by FS Global Advisor and its methodology for determining profitability, as well as the potential for economies of scale. The Fund Board determined that the Advisory Fees, proposed expense ratios and profitability were reasonable in relation to the services to be rendered to the Fund by FS Global Advisor. The Fund Board also considered that the potential for economies of scale are less likely to be significant given the Fund’s structure and focus on identifying and capitalizing upon event driven, special situations and market price inefficiency investment opportunities, which requires considerable resources. The Fund Board also considered FS Global Advisor’s commitment to monitor economies of scale on an ongoing basis.

Other Benefits. The Fund Board considered other benefits that may accrue to FS Global Advisor and its affiliates from their relationships with the Company, including that FS Global Advisor may potentially benefit from the success of the Fund, which could attract other business to FS Global Advisor.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the Fund Board determined that the terms of the Advisory Agreement are fair and reasonable and that the approval of the Advisory Agreement is in the best interests of the Fund. The Fund Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional year.

Distribution Reinvestment Plan

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which the Company’s shareholders may elect to have the full amount of their cash distributions reinvested in additional common shares of the Company. Participants in the Company’s distribution reinvestment plan are free to elect to participate or terminate participation in the distribution reinvestment plan within a reasonable time as specified in the distribution reinvestment plan. If a shareholder does not elect to participate in the Company’s distribution reinvestment plan, the shareholder will automatically receive any distributions the Company declares in cash. For example, if the Board authorizes, and the Company declares, a cash distribution, then if a shareholder has “opted in” to the Company’s distribution reinvestment plan, the shareholder will have the cash distribution reinvested in additional common shares of the Company, rather than receiving the cash distribution. The Company expects to issue common shares pursuant to the distribution reinvestment plan on the distribution payment date at a price

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equal to the NAV per common share of the Company’s common shares on such distribution payment date. Common shares issued pursuant to the distribution reinvestment plan will have the same voting rights as common shares offered in the Company’s continuous public offering.

If a shareholder wishes to receive distributions in cash, no action is required by the shareholder. If a shareholder is a registered shareholder, the shareholder may elect to have their entire distribution reinvested in common shares by notifying DST Systems, Inc., the plan administrator and the Company’s transfer agent, in writing at the address set forth below so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. If a shareholder elects to reinvest their distributions in additional common shares, the plan administrator will set up an account for common shares acquired through the distribution reinvestment plan and will hold such common shares in non-certificated form. If common shares are held by a broker or other financial intermediary, a shareholder may “opt in” to the distribution reinvestment plan by notifying their broker or other financial intermediary of their election.

The Company uses newly issued common shares under the distribution reinvestment plan. The number of common shares the Company issues to a shareholder is determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the Company’s NAV per common share on the distribution payment date. There are no dealer manager fees or other sales charges to a shareholder if they elect to participate in the distribution reinvestment plan. The Company pays the plan administrator’s fees under the distribution reinvestment plan. If a shareholder receives their cash distributions in the form of common shares, the shareholder generally is subject to the same U.S. federal, state and local tax consequences as the shareholder would have had if the shareholder elected to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of common shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any common shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the common shares are credited to the shareholder’s account.

The Company reserves the right to amend, suspend or terminate the distribution reinvestment plan. A shareholder may terminate their account under the distribution reinvestment plan by calling the plan administrator at 877-628-8575. All correspondence concerning the distribution reinvestment plan should be directed to the plan administrator by mail at FS Global Credit Opportunities Fund—D, c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A shareholder may obtain a copy of the distribution reinvestment plan by request to the plan administrator or by contacting the Company.

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Interests in FS Global Credit Opportunities Fund are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are issued only to FS Global Credit Opportunities Fund–A, FS Global Credit Opportunities Fund–D, FS Global Credit Opportunities Fund–T, FS Global Credit Opportunities Fund–T2 and FS Global Credit Opportunities Fund–ADV in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. This annual report does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in FS Global Credit Opportunities Fund. Past performance is not indicative of future results. www.fsinvestments.com © 2018 FS Investments AN17-GCO-D DFS FE18

Annual report 2017 INVESTMENTS’ FINDING VALUE TO GENERATE INCOME AND GROWTH FS GLOBAL CREDIT OPPORTUNITIES FUND

MICHAEL FORMAN Chairman & Chief Executive Officer FS Global Credit Opportunities Fund Fellow Shareholder, At FS Investments our mission has always been to help individual investors build better portfolios by providing access to investment opportunities that have long been beyond their reach. To do that, we seek out what we believe are the most compelling investment strategies and partner with the asset managers we believe are best positioned to capitalize on those opportunities. While we continue to believe in the benefits of FS Global Credit Opportunities Fund’s value-oriented credit strategy, we recently concluded that the markets in which we invest have changed. We’ve seen both tightening spreads and falling yields, especially in the more-liquid segments of the credit markets. This environment change led us to reevaluate and update our assumptions around both the market opportunity and the asset manager best suited to deliver the greatest long-term value for FSGCO Fund shareholders going forward. To that end, 2017 was a transformative year for both the Fund and, more broadly, for the FS Investments asset management platform. As part of a larger transaction, we recently announced that FS Investments will soon assume sole management of FSGCO with the task of reducing portfolio risk, growing the Fund’s net asset value and preparing for an eventual liquidity event.1 Concurrently, FSGCO’s investment adviser partially waived its management fee and all of its incentive fee for 2018, and the FSGCO Funds reset their annualized distribution rates beginning in the first quarter of 2018. To lead this transition and to build upon the existing strength and scale of FSGCO, we expanded our credit investment team and hired Andrew Beckman, a seasoned credit professional with deep experience and a strong track record in special situations and event-driven strategies. Joining from DW Partners, a $3 billion alternative credit manager, where he was a Partner and Head of Corporate Credit and Special Situations, Andrew will focus on reducing the Fund’s exposure to underperforming investments and redirect the portfolio to a select number of high-conviction investments. Given the evolution of the portfolio and the market environment in which we invest, we believe these steps are necessary to better position the portfolio to generate an attractive total return with a lower correlation to the broader credit markets. To that end, we will be concluding our relationship with the current sub-adviser to FSGCO, GSO Capital Partners. We appreciate GSO’s service to the Fund over the past five years and look forward to working with GSO over the next several months to ensure a smooth transition.

A REVIEW OF 2017 While the market environment has significantly changed since the Fund’s launch in December 2013, we remain steadfast in our belief that a value-based approach to investing in the debt of a select number of companies provides a differentiated way to deliver income and growth to our investors. After a strong start to 2017, investor demand for corporate credit moderated toward year-end amid an uptick in market volatility in November. Flows into both high yield bonds and senior secured loans turned decisively negative in the fourth quarter, with high yield bond mutual funds recording an outflow of approximately $9.2 billion.2 Following strong inflows through the first half of 2017, investors withdrew more than $3.9 billion from bank loan mutual funds in the fourth quarter.2 Nevertheless, against a backdrop of solid economic data and rising commodity prices, both high yield bonds and senior secured loans posted positive returns in 2017. High yield bonds and senior secured loans returned approximately 7.5% and 4.2%, respectively, during the year ended December 31,2017.34 2017 SHAREHOLDER RETURNS7 FSGCO-A 5.4% FSGCO-D 5.4% FSGCO-T 1.7% FSGCO-ADV 1.9% FSGCO-T2* -2.3% *8/2/17-12/31/17 Following the strong rally of 2016, returns generated by value-based areas of the market moderated in 2017. Value-based high yield bonds and value-based senior secured loans returned approximately -3.2% and 0.6%, respectively, in the fourth quarter of 2017, and provided annual returns of approximately 7.0% and 2.2%, respectively, as of December 31, 2017.5-6 Within this investment environment, returns for the FSGCO feeder funds that operated for all of 2017 were in line with, or outperformed, value-based senior secured loans during the 12 months ended December 31,2017.78

A NEW APPROACH As mentioned above, we determined that today’s tight credit markets require a change in our management approach. Under Andrew’s leadership and with an expanded internal credit investment team, FSGCO will build upon its existing strength and scale by selectively rotating out of underperforming investments and those that we believe tend to be highly correlated to the broader markets. Concurrently, we will refocus the portfolio on a select number of investments offering the potential for strong returns due to their complexity or illiquidity or as a result of corporate events. Along with this focus on high-conviction investments, FSGCO’s investment adviser will waive 0.50% of its annual base management fee for the 12-month period beginning January 1,2018 so that the annual base management fee is equal to 1.50%. In addition, incentive fees will also be waived for the same 12-month period. The annualized distribution amounts of the FSGCO Funds were lowered effective January 2018. This will provide greater flexibility to generate total returns without the need to focus on the highest income opportunities in order to meet a distribution hurdle set during a significantly higher-yielding market environment. Since the Fund’s inception in 2013, FS has provided approximately $64 million in support of the FSGCO Funds’ distributions, and this marks the first time the annualized distribution amount has ever been lowered for any of the FSGCO Funds—despite a decline in general market yields from as high as 10.1% in February 2016 to 5.8% as of the end of the 2017.9

A LONG-TERM OUTLOOK Looking forward to 2018, we believe there are several trends in the current investing environment that present both opportunities and challenges to FSGCO’s long-term strategy. Amid significant yield compression in both the high yield and senior secured loan markets, we believe investing in a select number of value-based opportunities across the capital structure offers the potential for stronger risk-adjusted returns relative to today’s low-yield market environment. We will continue to seek out investments that offer the potential for higher return premiums, while selectively rotating out of investments with a high correlation to the broader credit markets. The financial markets are constantly changing, and we recognize that it is our duty to change along with them. While we acknowledge that change can be disconcerting for some, changes to our management approach of FSGCO were made to better position the Fund to generate attractive total returns, consisting of a high level of current income and capital appreciation, for shareholders going forward.10 As always, we appreciate your trust in us and value the opportunity to serve you. Sincerely, MICHAEL FORMAN Chairman & Chief Executive Officer FS Global Credit Opportunities Fund

1 The timing of any liquidity event is uncertain, cannot be assured and is subject to, among other factors, board approval and market conditions. 2 Thomson Reuters Lipper. 3 ICE BofAML U.S. High Yield Master II Index. 4 Credit Suisse Leveraged Loan Index. 5 Value-based high yield bonds are represented by the ICE BofAML U.S. High Yield Distressed Index, which is a subset of the ICE BofAML U.S. High Yield Master II Index that includes all high yield bonds that trade with a spread over U.S. Treasuries greater than or equal to 10%. 6 Value-based senior secured loans are represented by the Credit Suisse Distressed Loan Index, which is a subset of the Credit Suisse Leveraged Loan Index that contains only loan facilities that trade at a price of 90% or below. 7 FS Global Credit Opportunities Fund’s feeder funds described herein are FS Global Credit Opportunities Fund-A (FSGCO-A or Fund-A), FS Global Credit Opportunities Fund-D (FSGCO-D or Fund-D), FS Global Credit Opportunities Fund-T (FSGCO-T or Fund-T), FS Global Credit Opportunities Fund-ADV (FSGCO-ADV or Fund-ADV) and FS Global Credit Opportunities Fund-T2 (FSGC0-T2 or Fund-T2). 8 Shareholder returns shown are the total returns an investor received for the applicable period taking into account all distributions paid during such period, compounded monthly. The calculation assumes that the investor purchased shares (i) for Fund-T, Fund-ADV and Fund-T2 at such fund’s public offering price, excluding selling commissions and dealer manager fees, if applicable, at the beginning of the applicable period, or (ii) for Fund-A and Fund-D, for all periods, their respective net asset values per share at the beginning of the applicable period; and in each case reinvested all cash distributions pursuant to Fund-A’s, Fund-D’s, Fund-T’s, Fund-ADV’s or Fund-T2’s distribution reinvestment plan (DRP). Valuation as of the end of each period is the redemption price pursuant to Fund-A’s or Fund-D’s, Fund-T’s, Fund-ADV’s or Fund-T2’s share repurchase program on such date. Shareholder returns do not include selling commissions and dealer manager fees, which could have totaled up to 8% of Fund-A’s public offering price, up to 2% of Fund-D’s public offering price, and up to 4% of Fund-T’s and Fund-T2’s public offering price. Also, for Fund-T and Fund-T2, shareholder returns do not include any applicable contingent deferred sales charge (CDSC). Had such selling commissions and dealer manager fees or the CDSC been included, performance would be lower. Upon liquidation or redemption, market conditions may cause the actual values to be more or less than the values shown. 9 Based on the yield-to-worst of the ICE BofAML U.S. High Yield Master II Index. 10 The payment of future distributions on Fund-A’s, Fund-D’s, Fund-T’s, Fund-ADV’s and Fund-T2’s common shares is subject to the discretion of their boards of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

FSGCO PORTFOLIO HIGHLIGHTS As of December 31, 2017 (unless otherwise noted) Senior secured debt represented 58% of the fund’s portfolio. PORTFOLIO COMPOSITION Senior secured loans—1st lien 26% Senior secured loans—2nd lien 13% Senior secured bonds 19% Subordinated debt 29% Collateralized securities 3% Equity/other 10% INDUSTRY CLASSIFICATION (by fair value) Software & Services 17% Energy 14% Pharmaceuticals, Biotechnology & Life Sciences 11% Capital Goods 10% Retailing 6% Consumer Services 5% Diversified Financials 5% Telecommunication Services 5% Insurance 5% Media 4% Materials 4% Technology Hardware & Equipment 4% Consumer Durables & Apparel 3% Banks 2% Real Estate 2% Transportation 2% Commercial & Professional Services 1% Food & Staples Retailing <1% Food, Beverage & Tobacco <1%

FSGCO OFFICERS + TRUSTEES OFFICERS Michael Forman Chairman & Chief Executive Officer William Goebel Chief Financial Officer Zachary K. Klehr Executive Vice President Stephen S. Sypherd Vice President, Treasurer and Secretary James F. Volk Chief Compliance Officer BOARD OF TRUSTEES Michael Forman Chairman & Chief Executive Officer David J. Adelman Vice Chairman President & Chief Executive Officer, Campus Apartments Inc. Thomas J. Gravina Trustee Executive Chairman & Co-Founder, GPX Enterprises, L.P Walter W. Buckley, III Trustee Chairman & Chief Executive Officer, Actua Corporation Barbara J. Fouss Trustee Former Director of Strategic Initiatives & Chief Credit Policy Officer, Sun National Bank David L. Cohen Trustee Senior Executive Vice President, Comcast Corporation Philip E. Hughes, Jr. Trustee Vice-Chairman of Keystone Industries Oliver C. Mitchell, Jr. Trustee Attorney & Consultant Charles P. Pizzi Trustee Retired President, Director & Chief Executive Officer, Tasty Baking Company

FS Global Credit Opportunities Fund

i

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of FS Global Credit Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of FS Global Credit Opportunities Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2017, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period then ended and the period from December 12, 2013 (commencement of operations) through December 31, 2013 and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2017, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the four years in the period ended December 31, 2017 and the period from December 12, 2013 (commencement of operations) through December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more FS Investments investment companies since 2013.

Philadelphia, Pennsylvania

March 1, 2018

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—33.2%
American Bath Group, LLC		Capital Goods	L+525	1.0%	9/30/23		$18,416	$18,396	$18,615
Aspect Software, Inc.	(u)	Software & Services	L+1050	1.0%	5/25/18		3,559	3,559	3,559
Aspect Software, Inc.	(g)(u)	Software & Services	L+1050	1.0%	5/25/18		91	91	91
Aspect Software, Inc.	(g)(u)	Software & Services	L+1200	1.0%	5/25/18		1,296	1,296	—
Aspect Software, Inc.	(u)	Software & Services	L+1050	1.0%	5/25/20		6,914	6,914	6,395
Avaya Inc.		Technology Hardware & Equipment	L+475	1.0%	12/15/24		40,000	39,602	39,438
Casablanca US Holdings Inc.	(e)	Consumer Services	L+475	1.0%	3/29/24		7,438	7,267	7,453
CEVA Group Plc	(g)	Transportation	L+500		3/19/19		30,000	28,997	28,125
CITGO Holding, Inc.	(e)	Energy	L+850	1.0%	5/12/18		17,648	17,656	17,869
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	4/28/21		18,000	18,000	18,653
CLP Issuer, LLC	(g)	Diversified Financials	L+1000	1.0%	4/28/21		18,000	18,000	18,653
Commercial Barge Line Company	(e)	Transportation	L+875	1.0%	11/12/20		63,094	60,191	36,864
Concordia International Corp.	(f)	Pharmaceuticals, Biotechnology & Life Sciences	L+425	1.0%	10/21/21		6,910	5,179	5,695
Concordia International Corp.	(e)(f)	Pharmaceuticals, Biotechnology & Life Sciences	L+500	1.0%	10/21/21		£32,062	45,811	36,215
Dayton Superior Corp.		Materials	L+800	1.0%	11/15/21		$4,595	4,487	3,975
Diamond Resorts International, Inc.	(e)	Consumer Services	L+450	1.0%	9/2/23		16,434	16,098	16,593
Fairway Group Acquisition Co.	(i)(p)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		1/3/20		4,299	4,193	967
Fairway Group Acquisition Co.		Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		1/3/20		6,594	6,594	6,594
Getty Images, Inc.	(e)	Media	L+350	1.3%	10/18/19		20,673	16,715	18,895
iHeartCommunications, Inc.		Media	L+750		7/30/19		9,229	9,149	6,945
J. Crew Group, Inc.	(f)	Retailing	L+322	1.0%	3/5/21		90,000	56,617	54,405
LD Intermediate Holdings, Inc.	(e)	Software & Services	L+588	1.0%	12/9/22		29,250	26,800	26,276
Navico, Inc.	(e)	Technology Hardware & Equipment	L+575	1.0%	3/31/23		4,906	4,796	4,961
Origami Owl, LLC	(i)(p)	Consumer Durables & Apparel	L+700	2.5%	12/5/19		24,220	21,167	2,785
Origami Owl, LLC	(i)(p)	Consumer Durables & Apparel	L+700	2.5%	12/5/19		2,550	2,243	293
Origami Owl, LLC	(g)(i)(p)	Consumer Durables & Apparel	L+700	2.5%	12/5/19		170	170	20
P.F. Chang’s China Bistro, Inc.		Consumer Services	L+500	1.0%	9/1/22		14,963	14,540	14,146
Propulsion Acquisition, LLC		Commercial & Professional Services	L+600	1.0%	7/13/21		17,702	16,916	17,525
Quest Software US Holdings Inc.		Software & Services	L+550	1.0%	10/31/22		55,000	54,731	55,977
Reddy Ice Corp.	(e)	Food, Beverage & Tobacco	L+550	1.3%	5/1/19		2,395	2,294	2,384
Selecta Group B.V.	(h)	Retailing	E+400	0.5%	6/20/20		€88	102	104
Staples Canada, ULC		Retailing	L+700	1.0%	9/12/23	C$	21,794	18,000	17,563
SunGard Availability Services Capital, Inc.	(e)	Software & Services	L+700	1.0%	9/30/21		$25,292	25,066	23,458
SunGard Availability Services Capital, Inc.	(f)	Software & Services	L+1000	1.0%	10/1/22		6,000	5,700	5,772
Westbridge Technologies, Inc.	(e)	Software & Services	L+850	1.0%	4/28/23		29,625	29,082	29,403
York Risk Services Holding Corp.	(e)	Insurance	L+375	1.0%	10/1/21		7,404	7,348	7,267

Total Senior Secured Loans—First Lien								613,767	553,933
Unfunded Loan Commitments								(48,554)	(48,554)

Net Senior Secured Loans—First Lien								565,213	505,379

Senior Secured Loans—Second Lien—16.8%
American Bath Group, LLC		Capital Goods	L+975	1.0%	9/30/24		60,000	57,590	60,150
Casablanca US Holdings Inc.	(e)	Consumer Services	L+900	1.0%	3/31/25		32,000	30,947	32,760

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Colouroz Investment 2 LLC	(e)	Materials	L+725	1.0%	9/5/22	$2,020	$2,010	$1,596
Compuware Corp.		Software & Services	L+825	1.0%	12/15/22	4,322	3,867	4,344
Fairway Group Acquisition Co.	(i)(p)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		10/3/21	3,781	3,679	851
Gigamon, Inc.		Software & Services	L+850	1.0%	12/19/25	50,000	49,101	49,750
Ivanti Software, Inc.	(e)	Software & Services	L+900	1.0%	1/20/25	20,000	19,724	19,200
LTI Holdings, Inc.	(e)	Materials	L+875	1.0%	5/16/25	60,000	58,888	61,050
Stadium Management Corp.		Consumer Services	PRIME+725	0.3%	2/27/21	969	969	971
UFC Holdings, LLC	(e)	Media	L+750	1.0%	8/18/24	25,000	24,792	25,490

Total Senior Secured Loans—Second Lien							251,567	256,162

Senior Secured Bonds—25.3%
Atrium Windows and Doors, Inc.	(n)(o)	Capital Goods	7.8%		5/1/19	21,658	20,696	22,000
BlueLine Rental Finance Corp.	(n)(o)	Capital Goods	9.3%		3/15/24	48,572	48,907	51,911
CITGO Holding, Inc.	(n)(o)	Energy	10.8%		2/15/20	32,460	32,154	34,813
CSVC Acquisition Corp.	(m)(n)	Diversified Financials	7.8%		6/15/25	7,189	7,189	6,919
EP Energy LLC	(f)(n)(o)	Energy	9.3%		5/1/24	5,000	4,465	4,382
EP Energy LLC	(n)(o)	Energy	8.0%		2/15/25	58,136	53,577	42,512
Gogo Intermediate Holdings LLC	(n)(o)	Software & Services	12.5%		7/1/22	84,000	86,011	95,183
K. Hovnanian Enterprises, Inc.	(n)(o)	Consumer Durables & Apparel	10.0%		7/15/22	20,173	20,879	22,442
K. Hovnanian Enterprises, Inc.	(n)(o)	Consumer Durables & Apparel	10.5%		7/15/24	29,853	31,621	34,331
iHeartCommunications, Inc.	(o)	Media	10.6%		3/15/23	42,777	33,515	30,753
J. Crew Brand, LLC	(n)(o)	Retailing	13.0%		9/15/21	33,259	32,996	39,079
Ridgeback Resources Inc.	(m)	Energy	12.0%		12/29/20	794	781	794

Total Senior Secured Bonds							372,791	385,119

Subordinated Debt—37.6%
Ascent Resources Utica Holdings, LLC	(n)(o)	Energy	10.0%		4/1/22	17,000	17,000	18,371
Avantor, Inc.	(n)(o)	Pharmaceuticals, Biotechnology & Life Sciences	9.0%		10/1/25	70,171	70,293	69,776
CIS General Insurance Ltd.	(o)	Insurance	12.0%		5/8/25	£55,200	81,928	83,819
Credito Valtellinese SpA	(o)(f)	Banks	8.3%		4/12/27	€42,020	45,596	41,930
Diamond Resorts International, Inc.	(n)(o)	Consumer Services	10.8%		9/1/24	$24,860	24,287	26,631
Eclipse Resources Corp.	(m)	Energy	8.9%		7/15/23	4,150	4,039	4,269
Enviva Partners, LP	(m)(o)	Energy	8.5%		11/1/21	80,000	83,260	85,554
Frontier Communications Corp.	(o)	Telecommunication Services	8.5%		4/15/20	5,000	4,303	4,169
Frontier Communications Corp.	(o)(r)	Telecommunication Services	10.5%		9/15/22	23,000	23,194	17,461
Frontier Communications Corp.	(o)(r)	Telecommunication Services	11.0%		9/15/25	44,000	44,287	32,450
Great Lakes Dredge & Dock Corp.	(o)	Capital Goods	8.0%		5/15/20	4,937	4,965	5,186
iHeartCommunications, Inc.	(i)(m)(o)(p)	Media	12.0%, 2.0% PIK (2.0% Max PIK)		2/1/21	21,771	10,440	1,742
iHeartCommunications, Inc.	(o)	Media	7.3%		10/15/27	4,467	1,916	1,288
Intelsat Connect Finance S.A.	(n)(o)	Telecommunication Services	12.5%		4/1/22	30,746	25,639	27,210
Intelsat Jackson Holdings S.A.	(o)	Telecommunication Services	5.5%		8/1/23	14,545	12,261	11,927
Northern Oil and Gas, Inc.	(m)(o)	Energy	8.0%		6/1/20	33,443	29,209	26,127
OneSavings Bank PLC	(m)	Banks	9.1%			£4,000	5,324	6,020
PriSo Acquisition Corp.	(n)(o)	Capital Goods	9.0%		5/15/23	$36,867	36,600	39,102
SunGard Availability Services Capital, Inc.	(n)(o)	Software & Services	8.8%		4/1/22	37,860	27,007	23,615

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Valeant Pharmaceuticals International, Inc.	(m)(n)(o)	Pharmaceuticals, Biotechnology & Life Sciences	5.5%		3/1/23	$8,917	$7,452	$8,214
Valeant Pharmaceuticals International, Inc.	(n)(o)	Pharmaceuticals, Biotechnology & Life Sciences	5.9%		5/15/23	41,135	35,648	38,295

Total Subordinated Debt							594,648	573,156

Collateralized Securities—4.5%
Cedar Funding IV CLO Ltd. 2014-4A Class Subord.	(m)(n)	Diversified Financials	21.7%		10/23/26	1,271	941	1,200
Deutsche Bank AG Frankfurt Credit-Linked Note	(m)(n)	Diversified Financials	14.4%		1/28/24	24,108	23,892	23,988
Deutsche Bank AG Frankfurt Credit-Linked Note	(m)(n)	Diversified Financials	13.3%		10/20/26	35,000	34,799	35,613
Palmer Square CLO 2015-1A, Ltd. Class Subord.	(m)(n)	Diversified Financials	22.1%		5/21/27	1,000	647	857
THL Credit Wind River 2013-2A CLO Ltd. Income Note	(m)(n)	Diversified Financials	21.8%		1/18/26	6,000	3,102	3,830
VOYA CLO 2014-3A, Ltd. Class Subord.	(m)(n)	Diversified Financials	0.0%		7/25/26	5,000	2,468	3,099

Total Collateralized Securities							65,849	68,587

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Number of Shares / Contracts	Cost	Fair Value(d)
Equity/Other—12.5%
Aspect Software Parent, Inc., Common Equity	(i)(u)	Software & Services		832,637	$39,206	$—
Avantor, Inc., Warrants, 11/21/2024	(i)(m)	Pharmaceuticals, Biotechnology & Life Sciences		39,135	2,752	2,525
Avantor, Inc., Preferred Equity	(m)	Pharmaceuticals, Biotechnology & Life Sciences	12.5% PIK (12.5% Max PIK)	550,400	50,124	51,040
Avaya Inc., Common Equity	(i)(m)(o)	Technology Hardware & Equipment		1,893,114	36,840	33,193
Cheniere Energy Partners LP Holdings, LLC, Common Equity	(m)(s)	Energy		236,407	4,717	6,546
Chinos Holdings, Inc., Series A Preferred Equity	(m)	Retailing	5.0%, 2.0% PIK (2.0% Max PIK)	177,459	5,336	887
Chinos Holdings, Inc., Common Equity	(i)(m)	Retailing		1,618,652	177	—
Enviva Partners, LP, Common Equity	(m)(s)	Energy		643,596	10,975	17,795
Fairway Group Holdings Corp., Common Equity	(i)	Food & Staples Retailing		76,517	2,458	—
Federal Home Loan Mortgage Corp., Preferred Equity	(i)(m)(s)	Real Estate	5.1%	5,915	44	59
Federal Home Loan Mortgage Corp., Series F Preferred Equity	(i)(m)(s)	Real Estate	5.0%	18,232	303	231
Federal Home Loan Mortgage Corp., Series S Preferred Equity	(i)(m)(s)	Real Estate	4.0%	27,893	204	314
Federal Home Loan Mortgage Corp., Series V Preferred Equity	(i)(m)(s)	Real Estate	5.6%	66,000	632	420
Federal Home Loan Mortgage Corp., Series X Preferred Equity	(i)(m)(s)	Real Estate	6.0%	235,388	1,018	1,511
Federal Home Loan Mortgage Corp., Series Z Preferred Equity	(i)(m)(s)	Real Estate	7.9%	3,639,760	17,877	31,302
Federal National Mortgage Association, Series 2004-1 Preferred Equity	(i)(m)(s)	Real Estate	5.4%	48	810	1,356
Federal National Mortgage Association, Series F Preferred Equity	(i)(m)(s)	Real Estate	CMT-16	14,833	259	193
Federal National Mortgage Association, Series H Preferred Equity	(i)(m)(s)	Real Estate	5.8%	25,804	392	361
Federal National Mortgage Association, Series R Preferred Equity	(i)(m)(s)	Real Estate	7.6%	62,934	595	463
Federal National Mortgage Association, Series S Preferred Equity	(i)(m)(s)	Real Estate	7.8%	1,092,362	4,634	9,613
Federal National Mortgage Association, Series T Preferred Equity	(i)(m)(s)	Real Estate	8.3%	146,447	863	1,207
Ridgeback Resources Inc., Common Equity	(i)(m)	Energy		1,960,162	12,044	11,901
Selecta Group B.V., Contingent Value Notes	(h)(i)	Retailing		7	3	2
Selecta Group B.V., Warrants	(h)(i)	Retailing		98	2	2
TE Holdings, LLC, Preferred Equity		Energy	8.0% PIK (8.0% Max PIK)	216,711	2,164	2,059
TE Holdings, LLC, Common Equity	(i)(q)	Energy		326,925	2,779	531
Warrior Met Coal, Inc., Common Equity	(m)(s)	Materials		604,551	1,261	15,204
White Star Petroleum Holdings, LLC, Common Equity	(i)(q)	Energy		2,969,914	2,524	2,228

Total Equity/Other					200,993	190,943

TOTAL INVESTMENTS—129.9%					$2,051,061	1,979,346

Liabilities in Excess of Other Assets—(29.9%)	(j)					(455,334)

NET ASSETS—100.0%						$1,524,012

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Reverse Repurchase Agreements
Counterparty	Footnotes	Agreement Type	Interest Rate	Trade Date	Principal Value	Principal Value Including Accrued Interest	Underlying Collateral Type
RBC Capital Markets, LLC	(t)	Open Repurchase Agreement	1.75%	8/21/17	$11,025	$11,086	Subordinated Debt

Investments Sold Short
Portfolio Company(a)	Footnotes	Industry	Maturity	Number of Shares	Proceeds	Fair Value(d)
Investments Sold Short—(4.0%)
VelocityShares Daily Inverse VIX Short-Term ETN	(i)(s)	Diversified Financials	12/4/30	(450,000)	$(37,745)	$(60,498)

Total Investments Sold Short					$(37,745)	$(60,498)

Forward Foreign Currency Exchange Contracts
Counterparty	Footnotes	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	(t)	1/18/18	USD	29,867	CAD	38,244	$(693)
JPMorgan Chase Bank, N.A.	(t)	1/18/18	USD	71,439	EUR	59,790	(506)
JPMorgan Chase Bank, N.A.	(t)	1/18/18	USD	124,849	GBP	93,430	(1,599)
JPMorgan Chase Bank, N.A.	(t)	1/18/18	GBP	10,300	USD	13,825	115

							$(2,683)

CAD—Canadian	Dollar.
EUR—Euro.
GBP—British	Pound.
USD—U.S.	Dollar.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Credit Default Swaps on Corporate Issues—Buy Protection
Reference Entity	Counterparty	Implied Credit Spread at December 31, 2017(k)	Industry	Fixed Deal Pay Rate	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Paid	Unrealized Appreciation (Depreciation)
Hovnanian Enterprises, Inc.	JPMorgan Chase Bank, N.A.	41.6%	Consumer Durables & Apparel	5.0%	9/20/19	$(5,000)	$1,954	$503	$1,451
Hovnanian Enterprises, Inc.	JPMorgan Chase Bank, N.A.	36.9%	Consumer Durables & Apparel	5.0%	12/20/19	(2,000)	783	246	537

							$2,737	$749	$1,988

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in FS Global Credit Opportunities Fund’s (the “Fund”) portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2017, the three-month London Interbank Offered Rate (“L”) was 1.69%, the Euro Interbank Offered Rate (“E”) was (0.33)%, the two-year Constant Maturity Treasury Rate (“CMT”) was 1.89% and the U.S. Prime Lending Rate, or Prime, was 4.50%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars, unless otherwise noted.

(d)	Investments classified as Level 3 in the Fund’s fair value hierarchy whereby fair value was determined by the Fund’s board of trustees, unless otherwise noted. See Note 2 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(e)	Security or portion thereof held by Dauphin Funding LLC (“Dauphin Funding”), a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Dauphin Funding’s revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

(f)	Position or portion thereof unsettled as of December 31, 2017.

(g)	Security is an unfunded loan commitment.

(h)	Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.

(i)	Security is non-income producing.

(j)	Includes the effect of investments sold short, credit default swap positions, forward foreign currency exchange contracts and reverse repurchase agreements payable.

(k)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required in connection with the entrance into the agreement. Wider credit spreads generally represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring, as defined under the terms of the applicable agreement.

(l)	The maximum potential amount the Fund could receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the applicable agreement.

(m)	Security or portion thereof pledged as collateral supporting the amounts outstanding under the Fund’s prime brokerage facility with JPMorgan Chase Bank, N.A.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

(n)	Restricted security as to resale. As of December 31, 2017, the Fund held 44.0% of its net assets, with a fair value of $673,373, in restricted securities.

(o)	Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP PBIL”). Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNP PBIL (see Note 9).

(p)	Security was on non-accrual status as of December 31, 2017.

(q)	Security held within FS Global Investments, Inc., a wholly-owned subsidiary of the Fund.

(r)	All or a portion of these securities have been physically segregated in connection with reverse repurchase agreements. As of December 31, 2017, there were $11,025 in reverse repurchase agreements outstanding.

(s)	Security is classified as Level 1 in the Fund’s fair value hierarchy (see Note 8).

(t)	Security is classified as Level 2 in the Fund’s fair value hierarchy (see Note 8).

(u)	Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2017, the Fund held investments in one portfolio company of which it is deemed to be an “affiliated person” but is not deemed to “control”. The following table presents certain information with respect to such portfolio company for the year ended December 31, 2017:

Portfolio Company	Fair Value at December 31, 2016	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income	Fee Income
Senior Secured Loans—First Lien
Aspect Software, Inc.(1)	$2,276	$1,922	$(639)	$—	$—	$—	$3,559	$335	$50
Aspect Software, Inc.	7,173	—	(179)	—	—	(599)	6,395	804	98
Aspect Software, Inc.(2)	—	778	(778)	—	—	(1,296)	(1,296)	21	39
Equity/Other
Aspect Software, Inc., Common Equity	43,452	196	—	—	591	(44,239)	—	—	—

Total	$52,901	$2,896	$(1,596)	$—	$591	$(46,134)	$8,658	$1,160	$187

(1)	Security includes a partially unfunded commitment with an amortized cost of $91 and a fair value of $91.

(2)	Security is an unfunded commitment with an amortized cost of $1,296 and a fair value of $0.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

December 31, 2017
Assets
Investments, at fair value—unaffiliated (amortized cost—$2,001,382)	$1,970,688
Investments, at fair value—affiliated (amortized cost—$49,679)	8,658
Cash	160,159
Foreign currency (cost—$43,782)	44,441
Interest receivable	36,390
Collateral held at broker	3,244
Receivable for investments sold and repaid	88,990
Receivable for common shares sold	10,115
Expense reimbursement due from sponsor(1)	1,647
Unamortized swap premiums paid	749
Unrealized appreciation on credit default swaps	1,988
Unrealized appreciation on forward foreign currency exchange contracts	115
Deferred financing costs	405
Prepaid expenses and other assets	580

Total assets	$2,328,169

Liabilities
Payable for investments purchased	$70,973
Credit facilities payable (net of deferred financing costs—$11)	621,201
Repurchase agreement payable	11,086
Investments sold short, at fair value (proceeds—$37,745)	60,498
Interest expense payable	13,892
Shareholder distributions payable	39
Management fees payable	11,712
Incentive fees payable	9,717
Administrative services expense payable	105
Accounting and administrative fees payable	55
Professional fees payable	323
Trustees’ fees payable	233
Unrealized depreciation on forward foreign currency exchange contracts	2,798
Other accrued expenses and liabilities	1,525

Total liabilities	$804,157

Net assets	$1,524,012

Commitments and contingencies—($10,108)(2)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 202,807,462 shares issued and outstanding	$203
Capital in excess of par value	1,720,845
Accumulated net realized gain (loss)(3)	(103,647)
Accumulated net investment income (loss)(3)	(2,700)
Net unrealized appreciation (depreciation)	(90,689)

Net assets	$1,524,012

Net asset value per common share at period end	$7.51

(1)	See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and recoupment of such amounts paid by the Fund to its investment adviser and affiliates.

(2)	See Note 11 for a discussion of the Fund’s commitments and contingencies.

(3)	See Note 5 for a discussion of the sources of distributions declared by the Fund.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Statement of Operations

(in thousands)

Year Ended December 31, 2017
Investment income
Interest income—unaffiliated	$208,400
Interest income—affiliated	1,160
Dividend income—unaffiliated	8,159
Fee income—unaffiliated	15,370
Fee income—affiliated	187
Securities lending income—unaffiliated	4

Total investment income	233,280

Operating expenses
Management fees	45,140
Incentive fees	15,629
Administrative services expenses	1,263
Accounting and administrative fees	1,294
Interest expense	18,245
Professional fees	547
Trustees’ fees	959
Other general and administrative expenses	1,406

Total operating expenses	84,483
Less: Expense reimbursement from sponsor(1)	(1,647)
Add: Expense recoupment to sponsor(1)	124

Net operating expenses	82,960

Net investment income	150,320

Realized and unrealized gain/loss
Net realized gain (loss) on investments—unaffiliated	47,572
Net realized gain (loss) on investments—affiliated	591
Net realized gain (loss) on credit default swaps	(777)
Net realized gain (loss) on investments sold short	(5,371)
Net realized gain (loss) on forward foreign currency exchange contracts	(12,358)
Net realized gain (loss) on foreign currency	596
Net change in unrealized appreciation (depreciation) on investments—unaffiliated	(68,559)
Net change in unrealized appreciation (depreciation) on investments—affiliated	(46,134)
Net change in unrealized appreciation (depreciation) on credit default swaps	1,908
Net change in unrealized appreciation (depreciation) on investments sold short	(22,753)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(4,123)
Net change in unrealized gain (loss) on foreign currency	480

Total net realized gain (loss) and unrealized appreciation (depreciation)	(108,928)

Net increase (decrease) in net assets resulting from operations	$41,392

(1)	See Note 4 for a discussion of reimbursements paid to the Fund by its investment adviser and affiliates and recoupment of such amounts paid by the Fund to its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended December 31,
	2017	2016
Operations
Net investment income (loss)	$150,320	$125,270
Net realized gain (loss)	30,253	(68,871)
Net change in unrealized appreciation (depreciation) on investments	(114,693)	234,594
Net change in unrealized appreciation (depreciation) on credit default swaps	1,908	(1,190)
Net change in unrealized appreciation (depreciation) on investments sold short	(22,753)	—
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(4,123)	1,440
Net change in unrealized gain (loss) on foreign currency	480	818

Net increase (decrease) in net assets resulting from operations	41,392	292,061

Shareholder distributions(1)
Distributions from net investment income	(153,970)	(126,479)

Net decrease in net assets resulting from shareholder distributions	(153,970)	(126,479)

Capital share transactions(2)
Issuance of common shares	279,931	331,426
Repurchases of common shares	(54,014)	(12,105)

Net increase in net assets resulting from capital share transactions	225,917	319,321

Total increase in net assets	113,339	484,903
Net assets at beginning of period	1,410,673	925,770

Net assets at end of period	$1,524,012	$1,410,673

Accumulated net investment income(1)	$13,241	$16,891

(1)	See Note 5 for a discussion of the sources of distributions declared by the Fund.

(2)	See Note 3 for a discussion of transactions with respect to the Fund’s common shares for the years ended December 31, 2017 and 2016.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Statement of Cash Flows

(in thousands)

Year Ended December 31, 2017
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$41,392
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(2,061,315)
Paid-in-kind interest	(3,163)
Proceeds from sales and repayments of investments	1,888,122
Purchases to cover investments sold short	(127,368)
Proceeds from investments sold short	159,742
Premiums paid on credit default swaps—buy, net	418
Repurchase agreement payable	11,086
Net realized (gain) loss on investments	(48,163)
Net realized (gain) loss on investments sold short	5,371
Net change in unrealized (appreciation) depreciation on investments	114,693
Net change in unrealized (appreciation) depreciation on credit default swaps	(1,908)
Net change in unrealized (appreciation) depreciation on investments sold short	22,753
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	4,123
Accretion of discount	(35,373)
Amortization of deferred financing costs	789
(Gain) loss on borrowings in foreign currency	2,612
(Increase) decrease in collateral held at broker	501
(Increase) decrease in expense reimbursement due from sponsor(1)	(1,523)
(Increase) decrease in receivable for investments sold and repaid	(74,118)
(Increase) decrease in interest receivable	(4,537)
(Increase) decrease in prepaid expenses and other assets	(580)
Increase (decrease) in payable for investments purchased	36,889
Increase (decrease) in cash due to broker	(186,630)
Increase (decrease) in interest expense payable	9,515
Increase (decrease) in management fees payable	1,655
Increase (decrease) in incentive fees payable	9,717
Increase (decrease) in administrative services expense payable	(120)
Increase (decrease) in accounting and administrative fees payable	(34)
Increase (decrease) in professional fees payable	60
Increase (decrease) in trustees’ fees payable	12
Increase (decrease) in other accrued expenses and liabilities	(1,234)

Net cash used in operating activities	(236,616)

Cash flows from financing activities
Issuance of common shares	269,816
Repurchases of common shares	(54,014)
Shareholder distributions	(155,301)
Borrowings under credit facilities(2)	315,000
Repayments under credit facilities(2)	(17,000)
Deferred financing costs paid	(775)

Net cash provided by financing activities	357,726

Total increase (decrease) in cash and foreign currency(3)	121,110
Cash and foreign currency at beginning of period	83,490

Cash and foreign currency at end of period	$204,600

(1)	See Note 4 for a discussion of reimbursements paid to the Fund by its investment adviser and affiliates and recoupment of such amounts payable by the Fund to its investment adviser and affiliates.

(2)	See Note 9 for a discussion of the Fund’s financing arrangements. During the year ended December 31, 2017, the Fund paid $4,436 of interest expense on the financing arrangements and paid $3,505 on amounts due to broker.

(3)	Includes net change in unrealized gain (loss) on foreign currency of $1,939.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Financial Highlights

(in thousands, except share and per share amounts)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Period from December 12, 2013 (Commencement of Operations) to December 31, 2013
Per Share Data:(1)
Net asset value, beginning of period	$8.07	$7.11	$8.91	$10.02	$10.00
Results of operations
Net investment income (loss)(2)(3)	0.78	0.80	0.87	0.87	—
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.54)	0.97	(1.80)	(1.11)	0.07

Net increase (decrease) in net assets resulting from operations	0.24	1.77	(0.93)	(0.24)	(0.07)

Shareholder distributions(4)
Distributions from net investment income	(0.80)	(0.81)	(0.87)	(0.87)	(0.05)

Net decrease in net assets resulting from shareholder distributions	(0.80)	(0.81)	(0.87)	(0.87)	(0.05)

Net asset value, end of period	$7.51	$8.07	$7.11	$8.91	$10.02

Shares outstanding, end of period	202,807,462	174,763,703	130,181,842	65,529,194	4,857,035

Total return(5)(6)	2.96%	26.66%	(11.37)%	(2.94)%	0.65%

Ratio/Supplemental Data:
Net assets, end of period	$1,524,012	$1,410,673	$925,770	$583,619	$48,644

Ratio of net investment income (loss) to average net assets(7)(8)	9.80%	10.84%	10.53%	9.01%	(0.41)%

Ratio of total operating expenses to average net assets(7)	5.51%	4.61%	4.69%	3.72%	9.36%
Ratio of expense reimbursement from sponsor to average net assets(7)	(0.11)%	(0.74)%	(1.51)%	(3.10)%	(8.53)%
Ratio of expense recoupment to sponsor to average net assets(7)	0.01%	—%	—%	—%	—%

Ratio of net operating expenses to average net assets(7)	5.41%	3.87%	3.18%	0.62%	0.83%

Portfolio turnover(6)	94%	92%	125%	165%	—%

Total amount of senior securities outstanding exclusive of treasury securities	$621,212	$507,230	$346,525	$157,721	$—

Asset coverage per unit(9)	3.33	3.78	3.63	4.45	—

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Financial Highlights (continued)

(in thousands, except share and per share amounts)

(1)	Per share data may be rounded in order to compute the ending net asset value per share.

(2)	The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)	Net investment loss for the period from December 12, 2013 (Commencement of Operations) to December 31, 2013 was less than $0.005 per common share.

(4)	The per share data for distributions reflects the actual amount of distributions declared per common share during the applicable period.

(5)	The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund’s investment portfolio during the applicable period and do not represent an actual return to shareholders.

(6)	The period from December 12, 2013 (Commencement of Operations) to December 31, 2013 is not annualized.

(7)	Average daily net assets for the applicable period is used for this calculation. The period from December 12, 2013 (Commencement of Operations) to December 31, 2013 is annualized.

(8)	Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been 9.69%, 10.10%, 9.02%, 5.91% and (8.94)% for the years ended December 31, 2017, 2016, 2015 and 2014 and the period from December 12, 2013 (Commencement of Operations) to December 31, 2013, respectively.

(9)	Asset coverage per unit is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Global Credit Opportunities Fund, or the Fund, was organized as a Delaware statutory trust on January 28, 2013 and commenced investment operations on December 12, 2013 upon FS Global Credit Opportunities Fund—A, or Fund—A, and FS Global Credit Opportunities Fund—D, or Fund—D, and, together with Fund—A, the Companies, collectively raising net offering proceeds of $2,500 in the aggregate, or the minimum offering requirement, from the sale of common shares in their continuous public offerings to persons who were not affiliated with the Fund, the Companies, the Fund’s investment adviser, FS Global Advisor, LLC, or FS Global Advisor, or the investment sub-adviser to FS Global Advisor, GSO Capital Partners LP, or GSO. FS Global Advisor is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or FS Investments.

The Companies each closed their respective continuous public offerings to new investors in April 2016. Two new feeder funds of the Fund, FS Global Credit Opportunities Fund—T, or Fund—T, and FS Global Credit Opportunities Fund—ADV, or Fund—ADV, were formed in February 2016. Fund—T commenced its investment operations in June 2016 and Fund—ADV commenced its investment operations in July 2016. Fund—T closed its continuous public offering to new investors in June 2017. An additional new feeder fund of the Fund, FS Global Credit Opportunities Fund—T2, or Fund—T2, and, collectively with Fund—A, Fund—D, Fund—T and Fund—ADV, the Feeder Funds, was formed in February 2017 and commenced its investment operations in August 2017. Fund—ADV and Fund—T2 closed their continuous public offerings to new investors in October 2017.

As of December 31, 2017, approximately 69.7%, 13.6%, 12.6%, 3.7% and 0.4% of the Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2, respectively.

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of December 31, 2017, the Fund had two wholly-owned financing subsidiaries and three wholly-owned subsidiaries through which it holds interests in certain portfolio companies. The consolidated financial statements include both the Fund’s accounts and the accounts of its wholly-owned subsidiaries as of December 31, 2017. All significant intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes. Additionally, one of the Fund’s consolidated subsidiaries is subject to U.S. federal and state income taxes.

The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying consolidated financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies, or ASC Topic 946. The Fund has evaluated the impact of subsequent events through the date the financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Use of Estimates: The preparation of the Fund’s consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.

Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common shares on each day that the New York Stock Exchange, or the NYSE, is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common shares by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or OTC securities.

For purposes of calculating NAV, the Fund uses the following valuation methods:

•	The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•

If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

directly from dealers who make a market in such securities. In all such cases, investments are valued at the mid-point of the average bid and ask prices obtained from such sources.

•

To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Fund’s board of trustees, or the Board, in accordance with the Fund’s valuation policy. In making such determination, the Board may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:

•

The quarterly fair valuation process begins with FS Global Advisor’s management team reviewing and documenting preliminary valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•	FS Global Advisor’s management team then provides the valuation committee of the Board with preliminary valuations for each investment;

•	The preliminary valuations are then presented to and discussed with the valuation committee of the Board;

•

The valuation committee of the Board then reviews the preliminary valuations and FS Global Advisor’s management team, together with any approved independent third-party valuation service, if applicable, respond to and supplement the preliminary valuations to reflect any comments provided by the valuation committee of the Board;

•

Following its review, the valuation committee of the Board approves the fair valuation of the Fund’s investments and recommends that the Board similarly approve the fair valuation of the Fund’s investments; and

•

The Board discusses the valuation of the Fund’s investments and determines the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Global Advisor, the valuation committee of the Board and any approved independent third-party valuation service, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, the Board may use any approved independent third-party pricing or valuation service; provided that the Board shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Board shall retain the discretion to use any relevant data, including information obtained from FS Global Advisor, GSO or any approved independent third-party valuation or pricing service, that the Board deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that FS Global Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, are valued at fair value. The Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

FS Global Advisor, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Global Advisor, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the companies relative to comparable firms, as well as such other factors as the Board, in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.

Securities that carry certain restrictions on sale typically will be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (e.g., movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith by the Board in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable.

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. The aggregate settlement values and notional amounts of the contracts are not recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the contracts are

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward foreign currency exchange contracts.

Swaps typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.

The Board is responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Global Advisor’s management team, and has authorized FS Global Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the Board. The valuation committee of the Board is responsible for overseeing FS Global Advisor’s implementation of the Fund’s valuation process.

Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers, which provides for revenue recognition based on the consideration to which an entity expects to be entitled in exchange for transferring goods or services to a customer. When it becomes effective, the new revenue recognition guidance in ASU No. 2014-09 will replace most revenue recognition guidance under existing GAAP. In 2016, the FASB issued additional guidance that clarified, amended and technically corrected prior revenue recognition guidance. The new revenue recognition guidance applies to all entities and all contracts with customers to provide goods or services in the ordinary course of business, excluding, among other things, financial

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

instruments as well as certain other contractual rights and obligations. For public entities, the new standards are effective during the interim and annual periods beginning after December 15, 2017, with early adoption permitted. The standards permit the use of either the retrospective or cumulative effect transition method. As a result, the Fund is required to adopt the new guidance as of January 1, 2018 and expects to do so using the cumulative effect method applied to in-scope contracts with customers that have not been completed as of the date of adoption.

In connection with its evaluation of the impact of the new revenue recognition guidance on its revenue recognition policies for structuring and other non-recurring upfront fees, the Fund has performed an analysis to identify contracts with customers within the scope of the new revenue recognition guidance and to determine the related performance obligation and transaction price. Under the new revenue recognition guidance, the Fund expects to recognize revenue for in-scope contracts based on the transaction price as the performance obligation is fulfilled. In its analysis, the Fund considered, among other matters, the nature of the performance obligation and constraints on including variable consideration in the transaction price. In addition, the Fund considered the costs incurred to obtain and fulfill in-scope contracts with customers to determine whether such costs would be required to be capitalized. Based on its analysis, the Fund expects to provide additional revenue recognition disclosures required under the new standard but does not otherwise expect a material effect on its consolidated financial statements.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the year ended December 31, 2017, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Credit Default Swaps: When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation, such as a U.S. or foreign corporate issuer or sovereign issuer, occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller of a credit default swap contract, the Fund may create economic leverage because, in addition to its net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps as presented in Note 6 and Note 8. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Options Written: The Fund may write call and put options in an effort to manage risk and/or generate gains from options premiums. When the Fund writes a call option, it gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the Fund to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund writes a put option, it gives the holder the right to sell and obligates the Fund to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Securities Lending: The Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions to the extent permitted by the 1940 Act. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by FS Global Advisor to be of relatively high credit standing. Loans of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. The Fund

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

invests the cash collateral received in accordance with its investment objectives, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments. As of December 31, 2017, the Fund had no securities on loan.

Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a weekly, semi-monthly or monthly basis and to pay such distributions on a monthly or quarterly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the years ended December 31, 2017 and 2016:

	Year Ended December 31,
	2017		2016
	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance of Common Shares	34,845,148	$279,931	46,193,099	$331,426
Aggregate Consideration for Repurchased Shares	(6,801,389)	(54,014)	(1,611,238)	(12,105)

Net Proceeds from Share Transactions	28,043,759	$225,917	44,581,861	$319,321

Common shares of the Fund are issued solely to Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2 in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. During the year ended December 31, 2017, the Fund issued 9,015,370 common shares to Fund—A, 1,994,772 common shares to Fund—D, 17,015,952 common shares to Fund—T, 5,971,321 common shares to Fund—ADV and 847,733 common shares to Fund—T2 for gross proceeds of $71,487, $15,816, $137,723, $48,197 and $6,708, respectively. During the year ended December 31, 2016, the Fund issued 30,272,343 common shares to Fund—A, 5,788,060 common shares to Fund—D, 8,537,443 common shares to Fund—T and 1,595,253 common shares to Fund—ADV for gross proceeds of $212,003, $40,865, $66,146 and $12,412, respectively. During the period from January 1, 2018 to February 20, 2018, the Fund issued 403,785 common shares to Fund—A, 85,752 common shares to Fund—D, 25,249 common shares to Fund—T, 16,336 common shares to Fund—ADV and 1,456 common shares to Fund—T2 for gross proceeds of $3,087, $656, $193, $125 and $11, respectively.

The Fund intends to repurchase common shares held by Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2 to the extent necessary to accommodate repurchase requests under each Feeder Fund’s share repurchase program. During the year ended December 31, 2017, the Fund repurchased 5,635,126 common shares

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

from Fund—A, 1,062,160 common shares from Fund—D, 72,438 common shares from Fund—T and 31,665 common shares from Fund—ADV for aggregate consideration totaling $44,774, $8,418, $571 and $251, respectively. During the year ended December 31, 2017, the Fund did not repurchase any of its common shares to accommodate repurchase requests under Fund—T2’s share repurchase program. During the year ended December 31, 2016, the Fund repurchased 1,306,205 common shares from Fund—A and 305,033 common shares from Fund—D for aggregate consideration totaling $9,809 and $2,296, respectively. During the year ended December 31, 2016, the Fund did not repurchase any of its common shares to accommodate repurchase requests under Fund—T’s and Fund—ADV’s share repurchase programs. On January 17, 2018, the Fund repurchased approximately 3,877,099 common shares from Fund—A, 965,135 common shares from Fund—D, 151,713 common shares from Fund—T, 30,758 common shares from Fund—ADV and 1,656 common shares from Fund—T2 at $7.669 per common share for aggregate consideration totaling $29,734, $7,402, $1,163, $236 and $13, respectively.

Note 4. Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

Pursuant to the amended and restated investment advisory agreement, dated as of October 9, 2013, by and between the Fund and FS Global Advisor, or the investment advisory agreement, FS Global Advisor is entitled to (a) an annual management fee of 2.0% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. The Fund commenced accruing fees under the investment advisory agreement on December 12, 2013, upon commencement of the Fund’s investment operations. Management fees are calculated and payable quarterly in arrears. Effective January 1, 2018, for the twelve months ending December 31, 2018, FS Global Advisor has agreed to waive (a) a portion of the base management fee such that the fee received will equal 1.50% of our average daily gross assets and (b) the incentive fee in its entirety.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the administration agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the issuance of common shares (including common shares issued in respect of reinvested distributions), reduced by amounts paid in connection with repurchases of common shares to accommodate repurchase requests under the Companies’ share repurchase programs.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The calculation of the incentive fee for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25% (9.00% annualized);

•

100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•

20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

Pursuant to an investment sub-advisory agreement, or the investment sub-advisory agreement, between FS Global Advisor and GSO, GSO will receive 50% of all management and incentive fees paid to FS Global Advisor under the investment advisory agreement with respect to each year. As the Fund announced on December 11, 2017, GSO intends to resign as the investment sub-adviser to the Fund and terminate the investment sub-advisory agreement between FS Global Advisor and GSO, effective April 9, 2018 (the “GSO Resignation Date”). After the GSO Resignation Date, FS Global Advisor will serve as the sole investment advisor to and provide all investment advisory services to the Fund.

Under the administration agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Global Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

FS Investments funded organization costs in the amount of $22 for the period from January 28, 2013 (Inception) to December 31, 2013. These costs were recorded by the Fund as a contribution to capital. The organization costs were charged to expense as incurred by the Fund. Under the terms of the administration agreement, upon satisfaction of the minimum offering requirement, FS Global Advisor became entitled to receive 1.5% of offering proceeds from the issuance of the Fund’s common shares until all organization and offering costs funded by FS Global Advisor and its affiliates (including FS Investments) have been recovered. Any such reimbursements will be recorded by the Fund as a reduction of capital. During the period from December 12, 2013 (Commencement of Operations) through December 31, 2017, the Fund did not reimburse FS Global Advisor or its affiliates for organization costs previously funded. As the Feeder Funds have all closed their offerings, no amounts remain reimbursable to FS Global Advisor and its affiliates under this arrangement.

The following table describes the fees and expenses incurred under the investment advisory agreement, the administration agreement and the expense reimbursement agreement (as defined below) during the year ended December 31, 2017:

Related Party	Source Agreement	Description	Year Ended December 31, 2017

FS Global Advisor	Investment Advisory Agreement	Management Fee(1)	$45,140

FS Global Advisor	Investment Advisory Agreement	Incentive Fee(2)	$15,629

FS Global Advisor	Administration Agreement	Administrative Services Expenses(3)	$1,263

FS Investments	Expense Support and Conditional Reimbursement Agreement	Expense Recoupment(4)	$124

(1)	During the year ended December 31, 2017, $43,485 in management fees were paid to FS Global Advisor. As of December 31, 2017, $11,712 in management fees were payable to FS Global Advisor.

(2)	During the year ended December 31, 2017, $5,912 in incentive fees were paid to FS Global Advisor. As of December 31, 2017, $9,717 in incentive fees were payable to FS Global Advisor.

(3)	During the year ended December 31, 2017, the Fund paid $1,383 in administrative services expenses to FS Global Advisor.

(4)	During the year ended December 31, 2017, the Fund accrued and paid $124 in expense recoupments to FS Investments under the expense reimbursement agreement (see “—Expense Reimbursement Agreement” below). As of December 31, 2017, no expense recoupments were payable to FS Investments.

Capital Contribution by FS Global Advisor

In March 2013, Michael C. Forman and David J. Adelman, the principals of FS Global Advisor, each contributed approximately $100 to purchase 5,000 common shares of beneficial interest of Fund—A and 5,000 common shares of beneficial interest of Fund—D, in each case at a price of $10.00 per share. The Companies, in turn, each purchased 10,000 common shares of the Fund at $10.00 per share. The principals will not tender for repurchase the common shares of the Companies held by them as long as FS Global Advisor remains the Fund’s investment adviser.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

In March 2016, Michael C. Forman contributed an aggregate of $200 to purchase 10,000 common shares of beneficial interest of Fund—T and 10,000 common shares of beneficial interest of Fund—ADV, in each case at a price of $10.00 per share. Immediately prior to the initial weekly closings of Fund—T and Fund—ADV, each Company effected a share split to ensure that the per share price paid by Mr. Forman for the common shares purchased by him in the private placement was equal to the NAV per common share of the Fund on the dates of the initial weekly closings of the Feeder Funds. On the date of the applicable weekly closing, Fund—T purchased 13,544 common shares of the Fund at $7.38 per share and Fund—ADV purchased 13,664 common shares of the Fund at $7.32 per share. Mr. Forman will not tender the common shares of the Feeder Funds for repurchase as long as FS Global Advisor remains the Fund’s investment adviser.

In March 2017, FS Investments contributed $100 to Fund—T2, which was used in its entirety to purchase 10,000 common shares of beneficial interest of Fund—T2 at $10.00 per share. Immediately prior to the initial weekly closing of Fund—T2, the Company effected a share split to ensure that the per share price paid by FS Investments for the common shares purchased in the private placement was equal to the NAV per common share of the Fund on the date of the initial weekly closing. On the date of the applicable weekly closing, Fund—T2 purchased 12,545 common shares of the Fund at $7.97 per share. FS Investments will not tender these common shares for repurchase as long as FS Global Advisor remains the Fund’s investment adviser.

Potential Conflicts of Interest

FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund.

Expense Reimbursement Agreement

Pursuant to an expense support and conditional reimbursement agreement, dated as of August 20, 2013, by and between the Fund and FS Investments, or the expense reimbursement agreement, FS Investments has agreed to reimburse the Fund for expenses to ensure that the Fund bears a reasonable level of expenses in relation to its income. The purpose of this arrangement is to ensure that no portion of any ordinary cash distributions made by the Fund will be paid from offering proceeds or borrowings. However, because certain investments the Fund may make, including preferred and common equity investments, may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions may also be deemed to constitute a return of capital for tax purposes to the extent that the Fund may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, FS Investments

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

will not reimburse the Fund for the portion of the Fund’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions.

Under the expense reimbursement agreement, FS Investments will reimburse the Fund quarterly in an amount equal to the difference between the cumulative ordinary cash distributions paid to the Fund’s shareholders in such quarter, less the sum of the Fund’s net investment income, net short-term capital gains and dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains) in such quarter.

Pursuant to the expense reimbursement agreement, the Fund has a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under this arrangement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, the sum of the Fund’s net investment income, net short-term capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net short-term capital gains) exceeds the ordinary cash distributions paid by the Fund to shareholders in such quarter; provided, however, that (i) the Fund will only reimburse FS Investments for expense support payments made by FS Investments to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Fund during such fiscal year) to exceed the lesser of (A) 1.75% of the Fund’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of the Fund’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year) and (ii) the Fund will not reimburse FS Investments for expense support payments made by FS Investments if the annualized rate of distributions per common share declared by the Fund at the time of such expense reimbursement payment is less than the annualized rate of distributions per common share declared by the Fund at the time FS Investments made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Fund’s total operating expenses, excluding the management fee, the incentive fee, organization and offering expenses, financing fees and costs, interest expense and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

The Fund or FS Investments may terminate the expense reimbursement agreement at any time. FS Investments has indicated that it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that the Fund bears a reasonable level of expenses in relation to its income.

The specific amount of expenses reimbursed by FS Investments pursuant to the expense reimbursement agreement, if any, is determined at the end of each fiscal quarter. Upon termination of the expense reimbursement agreement by FS Investments, FS Investments will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the conditional obligation of the Fund to reimburse FS Investments pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

FS Investments agreed to forgo reimbursement of all expense reimbursements made by it to the Fund from inception through December 31, 2015. As such, as of December 31, 2015, there were no amounts subject to reimbursement by the Fund to FS Investments under the expense reimbursement agreement.

As discussed above, under the expense reimbursement agreement, amounts reimbursed to the Fund by FS Investments may become subject to repayment by the Fund in the future. During the year ended December 31, 2017, the Fund accrued and paid $124 for expense recoupments to FS Investments. As of December 31, 2017, the Fund had no expense recoupments due to FS Investments and $10,108 remains subject to repayment by the Fund to FS Investments in the future.

The following table reflects the expense reimbursements accrued from FS Investments to the Fund through December 31, 2017 that may be subject to reimbursement to FS Investments:

Quarter Ended	Amount of Expense Reimbursements	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Annualized Rate of Distributions Per Common Share(1)	Reimbursement Eligibility Expiration
Fiscal 2016
March 31, 2016	$6,071	0.47%	12.69%	March 31, 2019
June 30, 2016	2,123	0.42%	9.77%	June 30, 2019
September 30, 2016	267	0.42%	9.24%	September 30, 2019
December 31, 2016	—	N/A	N/A	N/A

Total	$8,461

Fiscal 2017
March 31, 2017	$—	N/A	N/A	N/A
June 30, 2017	—	N/A	N/A	N/A
September 30, 2017	—	N/A	N/A	N/A
December 31, 2017	1,647	0.39%	9.49%	December 31, 2020

Total	$1,647

(1)	The annualized rate of distributions per common share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular cash distribution per common share as of such date without compounding), divided by the Fund’s NAV per common share as of such date.

FS Investments is controlled by the Fund’s chairman, president and chief executive officer, Michael C. Forman, and the Fund’s vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that FS Investments will reimburse any portion of the Fund’s expenses in future years.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions

The following table reflects the cash distributions per common share that the Fund declared on its common shares during the years ended December 31, 2017 and 2016:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2016	$0.8107	$126,479
2017	$0.7969	$153,970

On December 27, 2017 and January 25, 2018, the Board declared regular monthly cash distributions for January and February 2018, respectively, each in the amount of $0.0425 per common share. The regular monthly cash distributions have been or will be paid monthly to shareholders of record as of monthly record dates previously determined by the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Each of the Feeder Funds has adopted an “opt in” distribution reinvestment plan for its shareholders pursuant to which shareholders of each Feeder Fund can elect to have their cash distributions reinvested in additional common shares of such Feeder Fund. To the extent that a Feeder Fund’s shareholders reinvest their cash distributions, such Feeder Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund (and subsequently paid by the Feeder Funds to their respective shareholders) may be reinvested in additional common shares of the Fund.

The Fund may fund its cash distributions to shareholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets, distributions on account of preferred and common equity and expense reimbursements and additional support payments from FS Investments. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.

The Fund expects that for a period of time, which time period may be significant, substantial portions of the Fund’s distributions may be funded through the reimbursement of certain expenses and additional support payments by FS Investments and its affiliates, including through the waiver of certain investment advisory fees by FS Global Advisor, that may be subject to repayment by the Fund within three years. The purpose of this arrangement is to ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings. Any such distributions funded through support payments or waivers of advisory fees are not based on the Fund’s investment performance and the Fund’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or FS Investments continues to make such payments or waivers of such fees. The Fund’s future repayments of amounts reimbursed or waived by FS Investments and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Fund will achieve the performance necessary to sustain its distributions or that the Fund will be able to pay distributions at a specific rate or at all. FS Investments and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. For the year ended December 31, 2017, if FS Investments had not reimbursed certain of the Fund’s expenses, 1% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings. For the year ended December 31, 2016, if FS Investments had not reimbursed certain of the Fund’s expenses, 7% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of the cash distributions on a tax basis that the Fund declared on its common shares during the years ended December 31, 2017 and 2016:

	Year Ended December 31,
	2017		2016
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income (prior to expense reimbursement from sponsor)(1)	148,673	97%	117,528	93%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	3,650	2%	366	0%
Expense reimbursement from sponsor	1,647	1%	8,585	7%

Total	$153,970	100%	$126,479	100%

(1)	During the years ended December 31, 2017 and 2016, 86.3% and 81.9% of the Fund’s gross investment income, respectively, was attributable to cash income earned, 12.3% and 17.5%, respectively, was attributable to non-cash accretion of discount and 1.4% and 0.6%, respectively, was attributable to PIK interest.

The Fund’s net investment income on a tax basis for the years ended December 31, 2017 and 2016 was $129,633 and $136,906, respectively. As of December 31, 2017, the Fund had distributed all of its net investment income on a tax basis.

The difference between the Fund’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the tax treatment of unrealized appreciation (depreciation) on certain investments, realized foreign currency gains (losses) and reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income for the year ended December 31, 2017:

Year Ended December 31, 2017
GAAP-basis net investment income (loss)	$150,320
Reclassification of unamortized original issue discount and prepayment fees	(7,977)
Reclassification of mark-to-market unrealized appreciation (depreciation) on certain investments	(2,215)
Foreign currency gains (losses)	(11,762)
Deferral of late-year ordinary specified losses	652
Other miscellaneous differences	615

Tax-basis net investment income (loss)	$129,633

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the year ended December 31, 2017, the Fund increased net realized gain (loss) by $20,454 and decreased undistributed net investment income and capital in excess of par value by $15,941 and $4,513, respectively. These reclassifications have no impact on the net assets of the Fund.

As of December 31, 2017, the components of accumulated earnings (loss) on a tax basis were as follows:

Year Ended December 31, 2017
Distributable ordinary income	$—
Late-year ordinary specified losses(1)	(652)
Capital loss carryover(2)	(99,383)
Net unrealized appreciation (depreciation)	(97,001)

$(197,036)

(1)	Late-year ordinary specified losses are comprised of post-October specified losses and post-October capital losses incurred after October 31, 2017. These losses are deemed to arise on the first day of the Fund’s next taxable year.

(2)	During the year ended December 31, 2017, the Fund utilized $43,664 of capital loss carryover. The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. As of December 31, 2017, the Fund had long-term and short-term capital loss carryovers of $75,182 and $24,201, respectively.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $2,054,299 as of December 31, 2017. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(101,474), which was comprised of gross unrealized appreciation of $112,324 and gross unrealized depreciation of $213,798, as of December 31, 2017.

As of December 31, 2017, the Fund had a gross deferred tax asset of $1,832 resulting from unrealized depreciation on investments and prior year capital losses in the Fund’s wholly-owned taxable subsidiary. As of December 31, 2017, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the components of the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $(1,832). For the year ended December 31, 2017, the Fund did not record a provision for taxes related to its wholly-owned taxable subsidiary.

Note 6. Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure, to

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

Each contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.

The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) whose primary underlying risk exposure is credit risk as of December 31, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative
Forward foreign currency exchange contracts	$115	(1)	$2,798	(2)
Credit default swap contracts	$2,737	(3)	$—

(1)	Consolidated statement of assets and liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2)	Consolidated statement of assets and liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

(3)	Consolidated statement of assets and liabilities location: Unamortized swap premiums paid and unrealized appreciation on credit default swaps.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported on a gross basis on its consolidated statement of assets and liabilities, are presented in the table above.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of December 31, 2017:

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
JPMorgan Chase Bank, N.A.	$2,852	$2,798	$—	$—	$54

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
JPMorgan Chase Bank, N.A.	$2,798	$2,798	$—	$—	$—

(1)	In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)	Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(3)	Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s consolidated statement of operations whose primary underlying risk exposure is credit risk for the year ended December 31, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward foreign currency exchange contracts	$(12,358	)(1)	$(4,123	)(2)
Credit default swap contracts	$(777	)(3)	$1,908	(4)

(1)	Consolidated statement of operations location: Net realized gain (loss) on forward foreign currency exchange contracts.

(2)	Consolidated statement of operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)	Consolidated statement of operations location: Net realized gain (loss) on credit default swaps.

(4)	Consolidated statement of operations location: Net change in unrealized appreciation (depreciation) on credit default swaps.

The average notional amounts of credit default swap contracts and forward foreign currency exchange contracts outstanding during the year ended December 31, 2017, which are indicative of the volumes of these derivative types, were $7,000 and $206,448, respectively.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The Fund may enter into reverse repurchase agreements in the normal course of its investing activities. The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally are invested in additional securities. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the consolidated statement of assets and liabilities at face value including accrued interest. The face value of the reverse repurchase agreement approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the consolidated statement of operations. In periods of increased demand for the security, the Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the Fund.

For the year ended December 31, 2017, the average amount of the reverse repurchase agreement and the daily weighted average interest rate for the Fund were $12,270 and 1.53%, respectively.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements, or the MRA, which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of December 31, 2017, the following table presents the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements(1)	Non-cash Collateral Pledged Including Accrued Interest(2)	Cash Collateral Pledged	Net Exposure Due (to)/from Counterparty(3)
RBC Capital Markets, LLC	$(11,025)	$11,640	$1,003	$1,618

(1)	This amount does not include interest payable of $61.

(2)	In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(3)	Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of December 31, 2017:

	December 31, 2017
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$565,213	$505,379	26%
Senior Secured Loans—Second Lien	251,567	256,162	13%
Senior Secured Bonds	372,791	385,119	19%
Subordinated Debt	594,648	573,156	29%
Collateralized Securities	65,849	68,587	3%
Equity/Other	200,993	190,943	10%

Total	$2,051,061	$1,979,346	100%

Investments Sold Short	$(37,745)	$(60,498)

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

As of December 31, 2017, the Fund was deemed to be an “affiliated person”, as defined in the 1940 Act, of Aspect Software, Inc., in which the Fund has two senior secured loan investments, two unfunded senior secured loan commitments and an equity/other investment. As of December 31, 2017, except for Aspect Software, Inc., the Company did not “control” and was not an “affiliated person”, each as defined in the 1940 Act, of any of its portfolio companies.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2017, the Fund had five senior secured loan investments with aggregate unfunded commitments of $48,554. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2017:

	December 31, 2017
Industry Classification	Fair Value	Percentage of Portfolio
Banks	$47,950	2%
Capital Goods	196,964	10%
Commercial & Professional Services	17,525	1%
Consumer Durables & Apparel	59,701	3%
Consumer Services	98,554	5%
Diversified Financials	94,812	5%
Energy	275,751	14%
Food & Staples Retailing	8,412	0%
Food, Beverage & Tobacco	2,384	0%
Insurance	91,086	5%
Materials	81,825	4%
Media	85,113	4%
Pharmaceuticals, Biotechnology & Life Sciences	211,760	11%
Real Estate	47,030	2%
Retailing	112,042	6%
Software & Services	341,636	17%
Technology Hardware & Equipment	77,592	4%
Telecommunication Services	93,217	5%
Transportation	35,992	2%

Total	$1,979,346	100%

The table below describes the geographic concentration of the Fund’s investment portfolio and enumerates the percentage, by fair value, of the total portfolio assets in such geographic locations as of December 31, 2017:

	December 31, 2017
Geographic Locations(1)	Fair Value	Percentage of Portfolio
United States	$1,620,344	82%
Europe	231,339	12%
Other	127,663	6%

Total	$1,979,346	100%

(1)	Geographic location based on the portfolio company’s headquarters or principal place of business.

Purchases and sales of securities during the year ended December 31, 2017, other than short-term securities and U.S. government obligations, were $2,061,315 and $1,888,122, respectively.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2017, the Fund’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	December 31, 2017
Level 1—Price quotations in active markets	$86,575
Level 2—Significant other observable inputs	—
Level 3—Significant unobservable inputs	1,892,771

Total	$1,979,346

As of December 31, 2017, the Fund’s forward foreign currency exchange contracts, investments sold short, credit default swaps and reverse repurchase agreements were categorized as follows in the fair value hierarchy:

	December 31, 2017
Valuation Inputs	Asset	Liability
Level 1—Price quotations in active markets	$—	$(60,498)
Level 2—Significant other observable inputs	115	(13,884)
Level 3—Significant unobservable inputs	2,737	—

Total	$2,852	$(74,382)

The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Fund values its investments, forward foreign

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

currency exchange contracts and credit default swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Investments that are traded on an active public market, are valued at their closing price as of the date of the financial statements. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm approved by the Board, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value.

The Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Fund believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Fund purchases and sells its investments. The Fund’s valuation committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation process.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the year ended December 31, 2017 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Year Ended December 31, 2017
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/ Other	Total
Fair value at beginning of period	$532,643	$164,708	$369,187	$555,429	$48,256	$90,399	$1,760,622
Accretion of discount (amortization of premium)	13,890	3,948	6,619	10,870	—	46	35,373
Net realized gain (loss)	7,516	1,917	4,776	24,951	(476)	(1,206)	37,478
Net change in unrealized appreciation (depreciation)	(34,558)	(1,396)	2,440	(20,712)	358	(76,376)	(130,244)
Purchases	665,412	204,978	431,142	601,690	46,764	101,024	2,051,010
Paid-in-kind interest	870	291	—	1,941	—	61	3,163
Sales and repayments	(680,394)	(118,284)	(429,045)	(601,013)	(26,315)	(9,580)	(1,864,631)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$505,379	$256,162	$385,119	$573,156	$68,587	$104,368	$1,892,771

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(27,809)	$560	$2,689	$(11,166)	$1,523	$(11,330)	$(45,533)

The following is a reconciliation for the year ended December 31, 2017 of credit default swaps—buy protection for which significant unobservable inputs (Level 3) were used in determining fair value:

For the Year Ended December 31, 2017
Fair value at beginning of period	$1,247
Net realized gain (loss)	(777)
Net change in unrealized appreciation (depreciation)	1,908
Swap premiums paid	—
Coupon payments paid	359
Premiums received on exit	—
Net transfers in or out of Level 3	—

Fair value at end of period	$2,737

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to credit default swaps—buy protection still held at the reporting date	$1,908

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2017 are as follows:

Type of Investment	Fair Value at December 31, 2017	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$450,330	Market Quotes	Indicative Dealer Quotes	20.0% - 102.1%	91.7%
	36,869	Market Comparables	Market Yield (%)	8.0% - 11.0%	9.6%
	8,658	Market Comparables	EBITDA Multiples (x)	7.0x - 7.5x	7.3x
	6,594	Market Comparables	Revenue Multiples (x)	0.1x - 0.2x	0.1x
	2,928	Market Comparables	Liquidation Coverage (%)	10.5% - 12.5%	11.5%
Senior Secured Loans—Second Lien	256,162	Market Quotes	Indicative Dealer Quotes	20.0% - 103.3%	100.2%
Senior Secured Bonds	384,325	Market Quotes	Indicative Dealer Quotes	71.4% - 118.0%	103.3%
	794	Market Comparables	EBITDA Multiples (x)	4.8x - 5.3x	5.0x
			Production Multiples (Mboe/d)	$42,250.00 - $44,750.00	$43,500.00
			Proved Reserves Multiples (Mmboe)	$10.25 - $11.25	$10.75
			PV-10 Multiples (x)	0.8x - 0.8x	0.8x
Subordinated Debt	573,156	Market Quotes	Indicative Dealer Quotes	7.5% - 113.7%	95.9%
Collateralized Securities	8,986	Market Quotes	Indicative Dealer Quotes	56.0% - 86.4%	66.8%
	59,601	Market Comparables	Market Yield (%)	11.9% - 12.9%	12.3%
Equity/Other	35,787	Market Quotes	Indicative Dealer Quotes	$1.50 - $30.00	$16.84
	68,581	Market Comparables	EBITDA Multiples (x)	4.8x - 15.5x	6.8x
			Production Multiples (Mboe/d)	$42,250.00 - $51,250.00	$44,524.79
			Proved Reserves Multiples (Mmboe)	$10.00 - $11.25	$10.67
			PV-10 Multiples (x)	0.8x - 2.4x	1.0x
			Revenue Multiples (x)	0.1x - 0.2x	0.1x

Total	$1,892,771

Credit Default Swaps—Buy Protection	$2,737	Market Quotes	Indicative Dealer Quotes	(39.2)% - (39.1)%	(39.1)%

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which were provided by an independent third-party pricing service and screened for validity by such service. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements

The following table presents summary information with respect to the Fund’s outstanding financing arrangements as of December 31, 2017:

Arrangement(1)	Type of Arrangement	Rate	Amount Outstanding(2)		Amount Available	Maturity Date
Dauphin Funding Facility	Revolving Credit Facility	L+1.80%	$151,530		$98,470	August 25, 2018
Bucks Funding Facility	Prime Brokerage Facility	L+1.10%	$469,682	(3)	$—	September 27, 2018(4)

(1)	Borrowings of each of the Fund’s financing subsidiaries are considered borrowings of the Fund for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.

(2)	The carrying amount outstanding under the facility approximates its fair value.

(3)	The maximum commitment financing available under the Bucks Funding facility is $300,000. Any amounts borrowed in excess of the maximum commitment financing are callable at the discretion of BNP Paribas.

(4)	As described below, this facility generally is terminable upon 270 days’ notice by either party. As of December 31, 2017, neither party to the facility had provided notice of its intent to terminate the facility.

For the year ended December 31, 2017, the components of total interest expense for the Fund’s financing arrangements were as follows:

	Dauphin Funding Facility	Bucks Funding Facility	Total
Interest expense	$3,645	$9,362	$13,007
Non-usage fees	941	3	944
Amortization of deferred financing costs	625	164	789

Total interest expense	$5,211	$9,529	$14,740

For the year ended December 31, 2017, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Fund’s financing arrangements were as follows:

	Dauphin Funding Facility	Bucks Funding Facility	Total
Cash paid for interest expense(1)	$4,436	$—	$4,436
Average borrowings under the facility	$125,736	$388,560	$514,296
Effective interest rate on borrowings (including the effect of non-usage fees)	3.55%	2.78%
Weighted average interest rate (including the effect of non-usage fees)	3.57%	2.38%

(1)	Interest under the Dauphin Funding facility is payable quarterly in arrears. Interest under the Bucks Funding facility is payable monthly or may be capitalized on the principal balance as additional cash borrowing.

Dauphin Funding Facility

On August 26, 2014, the Fund’s wholly-owned, special-purpose financing subsidiary, Dauphin Funding, entered into a revolving credit facility, or the Dauphin Funding facility, with Deutsche Bank AG, New York

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

Branch, or Deutsche Bank, as administrative agent and a lender, and the other lenders party thereto. The terms of the Dauphin Funding facility, as amended, include (i) a maximum commitment available under the facility of $250,000, (ii) interest to accrue at a rate equal to the three-month London Interbank Offered Rate, or LIBOR, plus a spread of 1.80% per annum, (iii) a commitment fee of 0.75% per annum on the unborrowed portion of the Dauphin Funding facility, (iv) an excess unused fee of 1.05% per annum payable on any unborrowed portion of the Dauphin Funding facility in excess of $125,000 and (v) a commitment reduction fee in an amount equal to the commitment fee and, as applicable, excess unused fee that would have accrued through scheduled maturity on any amount by which the commitments are reduced. On August 25, 2017, the Dauphin Funding facility was further amended to extend the maturity date of the Dauphin Funding facility to August 25, 2018. Borrowings under the Dauphin Funding facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Dauphin Funding varies depending upon the types of assets in Dauphin Funding’s portfolio.

The Fund may contribute assets to Dauphin Funding from time to time, subject to certain restrictions set forth in the Dauphin Funding facility, and will retain a residual interest in any assets contributed through its ownership of Dauphin Funding or will receive fair market value for any assets sold to Dauphin Funding. Dauphin Funding may purchase additional assets from various sources. Dauphin Funding has appointed the Fund to manage its portfolio of assets pursuant to the terms of an investment management agreement. Dauphin Funding’s obligations to Deutsche Bank under the Dauphin Funding facility are secured by a first priority security interest in substantially all of the assets of Dauphin Funding, including its portfolio of assets. The obligations of Dauphin Funding under the Dauphin Funding facility are non-recourse to the Fund and the Fund’s exposure under the Dauphin Funding facility is limited to the value of the Fund’s investment in Dauphin Funding.

Under the Dauphin Funding facility, Dauphin Funding has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The Dauphin Funding facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) the purchase by Dauphin Funding of certain ineligible assets; (c) the insolvency or bankruptcy of Dauphin Funding or the Fund; (d) the Fund ceasing to act as investment manager of Dauphin Funding’s assets; (e) the decline of the Fund’s NAV below a specified threshold; (f) fraud or other illicit acts by the Fund, FS Global Advisor or GSO in their respective investment advisory capacities; and (g) the occurrence of a default or similar condition under certain third-party contracts by the Fund or Dauphin Funding. Upon the occurrence of an event of default, Deutsche Bank may declare the outstanding principal and interest and all other amounts owing under the Dauphin Funding facility immediately due and payable. During the continuation of an event of default, Dauphin Funding must pay interest at a default rate.

As of December 31, 2017, $151,530 was outstanding under the Dauphin Funding facility. The Fund incurred costs in connection with obtaining and amending the Dauphin Funding facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of December 31, 2017, $405 of such deferred financing costs had yet to be amortized to interest expense.

Bucks Funding Facility

On March 10, 2015, the Fund’s wholly-owned financing subsidiary, Bucks Funding, entered into a committed facility arrangement, or the Bucks Funding facility, with BNP Paribas Prime Brokerage, Inc., or

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

BNPP, on behalf of itself and as agent for BNP Paribas, BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL, and BNPP, or, collectively, the BNPP Entities. The Bucks Funding facility was effected through a committed facility agreement by and between Bucks Funding and BNPP, or the committed facility agreement, a U.S. Prime Brokerage agreement by and between Bucks Funding and BNPP and a special custody and pledge agreement by and among Bucks Funding, BNPP and State Street Bank and Trust Company, or State Street, as custodian, each dated as of March 10, 2015, and which are collectively referred to herein as the BNP financing agreements. On May 18, 2017, Bucks Funding entered into an amendment to the Bucks Funding facility to increase the maximum commitment available to Bucks Funding under the facility to $300,000.

The Fund may contribute securities to Bucks Funding from time to time, subject to certain restrictions set forth in the committed facility agreement, and will retain a residual interest in any securities contributed through its ownership of Bucks Funding or will receive fair market value for any securities sold to Bucks Funding. Bucks Funding may purchase additional securities from various sources. Bucks Funding has appointed the Fund to manage its portfolio of securities pursuant to the terms of an investment management agreement. Bucks Funding’s obligations to BNP PBIL under the Bucks Funding facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of securities. Such pledged portfolio of securities is held in a segregated custody account with State Street. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the BNP financing agreements. The obligations of Bucks Funding under the Bucks Funding facility are non-recourse to the Fund, and the Fund’s exposure under the Bucks Funding facility is limited to the value of its investment in Bucks Funding.

Borrowings under the Bucks Funding facility accrue interest at a rate equal to three-month LIBOR plus 1.10% per annum. Interest is payable monthly in arrears. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent the aggregate principal amount available under the Bucks Funding facility has not been utilized. Bucks Funding may terminate the committed facility agreement upon 270 days’ notice. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP PBIL is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the committed facility agreement. BNP PBIL has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc. or Fitch Ratings, Inc. during the term of the Bucks Funding facility. Upon any such termination, BNP PBIL is required to pay Bucks Funding a fee equal to 0.50% of the maximum amount of financing available on the termination date. Bucks Funding paid an arrangement fee and incurred certain other customary costs and expenses in connection with obtaining and amending the Bucks Funding facility.

In connection with the Bucks Funding facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The BNP financing agreements contain the following events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Fund or Bucks Funding; (b) any change in BNP PBIL’s interpretation of applicable law that, in the reasonable opinion of counsel to BNP PBIL, has the effect of impeding or prohibiting the Bucks Funding facility; (c) certain events of insolvency or bankruptcy by the Fund or Bucks Funding; (d) specified material reductions in the Fund’s or Bucks Funding’s NAV; (e) any change in the Fund’s fundamental or material investment policies; and (f) the termination of the investment advisory agreement or if FS Global Advisor otherwise ceases to act as the Fund’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP PBIL.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

Under the terms of the BNP financing agreements, BNP PBIL has the ability to borrow a portion of the pledged collateral, or collectively, the rehypothecated securities, subject to certain limits. Bucks Funding will receive a fee from BNP PBIL in connection with any rehypothecated securities. Bucks Funding may designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Bucks Funding to BNP PBIL. Bucks Funding may recall any rehypothecated security at any time, and BNP PBIL must return such security or equivalent security within a commercially reasonable period. In the event BNP PBIL does not return the security, Bucks Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such unreturned rehypothecated security against any outstanding borrowings owed to BNP PBIL under the BNP financing agreements. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Bucks Funding under the BNP financing agreements, BNP PBIL may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Bucks Funding will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities.

As of December 31, 2017, $469,682 was outstanding under the Bucks Funding facility. The maximum commitment financing available under the Bucks Funding facility is $300,000. Any amounts borrowed in excess of the maximum commitment financing are callable at the discretion of BNP PBIL. The Fund incurred costs in connection with obtaining and amending the Bucks Funding facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of December 31, 2017, $11 of such deferred financing costs had yet to be amortized to interest expense.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Companies’ prospectuses and the Companies’ and the Fund’s other filings with the U.S. Securities and Exchange Commission.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Fund does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Global Advisor and its affiliates (including FS Investments) and Note 7 for a discussion of the Fund’s unfunded commitments.

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Michael C. Forman(1)	56	January 2013	Chairman, President and Chief Executive Officer	Chairman and Chief Executive Officer of FS Investments	9	FS Series Trust (since 2016); FS Energy Total Return Fund (since 2016); FS Credit Income Fund (since 2016); FS Credit Real Estate Income Trust, Inc. (since 2016); FS Investment Corporation IV (since 2015); FS Investment Corporation III (since 2013); FS Investment Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2007)

David J. Adelman(2)	45	January 2013	Vice-Chairman	Chief Executive Officer of Campus Technologies, Inc. (since 2001); and President and Chief Executive Officer of Campus Apartments, Inc. (since 1997)	8	FS Credit Real Estate Income Trust, Inc. (since 2018); FS Series Trust (since 2017); FS Energy Total Return Fund (since 2017); FS Investment Corporation IV (since 2015); FS Investment Corporation III (since 2013); Actua

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
						Corporation (since 2011); FS Investment Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2007)

Thomas J. Gravina(3)	56	June 2013	Trustee	Executive Chairman of EvolveIP Holdings, LLC (since 2018); Chairman and Chief Executive Officer of EvolveIP Holdings, LLC (2007 – 2018); and Executive Chairman of GPX Enterprises, L.P. (since 2006)	6	FS Investment Corporation IV (since 2015); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2009)

Independent Trustees

Walter W. Buckley, III	57	June 2013	Trustee	Chief Executive Officer of Actua Corporation (since 1996); and President of Actua Corporation (1996 – 2001; 2002 – 2009)	6	Actua Corporation (since 1996)

David L. Cohen	62	June 2013	Trustee	Senior Executive Vice President of Comcast Corporation (since 2015); and Executive Vice President of Comcast Corporation (2002 – 2015)	6	NBCUniversal Media, LLC (since 2013)

Barbara J. Fouss	48	November 2013	Trustee	Director of Strategic Initiatives of Sun National Bank (2012 – 2013); Chief Credit Policy Officer of Sun National Bank (2011 – 2012); and Deputy Chief Credit Policy Officer of Sun National Bank (2008 – 2011)	6	FS Investment Corporation IV (since 2015)

Philip E. Hughes, Jr.	68	June 2013	Trustee	Vice-Chairman of Keystone Industries (since 2011); Principal of Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services (since 2011); President of Fox Park Corporation (since 2005) and Sovereign Developers, LP (since 1999); and Partner of LarsonAllen LLP (2000 – 2011)	7	FS Series Trust (since 2017); FS Investment Corporation (since 2015)
Oliver C. Mitchell, Jr.	63	June 2013	Trustee	Attorney and Consultant— Litigation Avoidance, Corporate Governance and Internal Investigations (since 2014); Senior Vice President, General Counsel and Secretary of American Cybersystems, Inc. (2013 – 2014); and Vice President, General Counsel and Secretary of Carpenter Technology Corporation (2007 – 2009)	6	National Commercial Bank Jamaica Limited (since 2015)

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Charles P. Pizzi	67	June 2013	Trustee	President and Chief Executive Officer of Tasty Baking Company (2002 – 2011)	6	Pennsylvania Real Estate Investment Trust (since 2013); PHH Corporation (since 2012); FS Energy and Power Fund (since 2012); and Brandywine Realty Trust (since 1996)

*	The “Fund Complex” consists of the Fund, the Feeder Funds, FS Series Trust, FS Credit Income Fund and FS Energy Total Return Fund.

(1)	Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Global Advisor.

(2)	Mr. Adelman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Global Advisor.

(3)	Mr. Gravina is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to Mr. Gravina’s joint ownership with Mr. Forman of an entity engaged in the management of certain real estate assets.

Executive Officers

Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years

Michael C. Forman	56	Chairman, President and Chief Executive Officer	Since 2013	Chairman and Chief Executive Officer, FS Investments

James F. Volk	55	Chief Compliance Officer	Since 2015	Senior Vice President of Fund Compliance, FS Investments (since 2014); and Chief Compliance Officer, Chief Accounting Officer and Head of Traditional Fund Operations at SEI’s Investment Manager Services market unit (1996—2014)

William Goebel	43	Chief Financial Officer	Since 2013	Chief Financial Officer of Fund—T2 (since 2017), Fund—T (since 2016), Fund—ADV (since 2016), Fund—A (since 2013), Fund—D (since 2013), FS Investment Corporation II (2011—2014), FS Energy and Power Fund (2011—2012) and FS Investment Corporation (since 2011); and Senior Manager at Ernst & Young LLP (2003—2011)

Zachary Klehr	39	Executive Vice President	Since 2013	Executive Vice President, FS Investments and Vice President of Versa Capital Management (2007—2011)

Stephen S. Sypherd	40	Vice President, Treasurer and Secretary	Since 2013	General Counsel, FS Investments; and Associate of Skadden, Arps, Slate, Meagher & Flom LLP (2002—2010)

Statements of Additional Information

The Companies’ statements of additional information, each dated as of March 23, 2016 for Fund—A and Fund—D, as of April 29, 2016, for Fund—T and Fund—ADV, and as of June 20, 2017, for Fund—T2, as amended and supplemented to date, contain additional information regarding the Companies’ and the Fund’s trustees and executive officers and are available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing FS Investments’ website at www.fsinvestments.com.

Form N-Q Filings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

The Transition

The Fund currently receives investment advisory and administrative services from FS Global Advisor pursuant to an Investment Advisory Agreement (“Advisory Agreement”) with the Fund and an Administration Agreement with the Fund. GSO currently acts as the Fund’s investment sub-adviser pursuant to an Investment Sub-Advisory Agreement with FS Global Advisor (“Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Advisory Agreements”). Under the “master feeder” structure, the investment advisory services are provided by FS Global Advisor and GSO at the Fund level, not to the Feeder Funds. As the Fund announced on December 11, 2017, GSO intends to resign as the investment sub-adviser to the Fund and terminate the Sub-Advisory Agreement effective April 9, 2018 (the “GSO Resignation Date”). After the GSO Resignation Date, FS Global Advisor will serve as the sole investment adviser and provide all investment advisory services to the Fund.

In order to transition the Fund’s advisory services, FS Global Advisor, GSO and certain of their affiliates have entered into a transition agreement (“Transition Agreement”), which provides that GSO will continue to act as the investment sub-adviser to the Fund through the GSO Resignation Date and will cooperate with FS Global Advisor in implementing the transition of investment advisory services from GSO for the Fund and certain affiliated business development companies sponsored by FS Investments.

In connection with the anticipated resignation of GSO, FS Global Advisor has agreed to waive a portion of the base management fee and all of the incentive fees to which it is entitled under the Advisory Agreement for the year ending December 31, 2018. Specifically, FS Global Advisor will waive 0.50% of the base management fee, which will reduce the annual base management fee from 2.0% to 1.5%, and will waive the entire incentive fee for the same period.

The FS Investments investment management team responsible for providing investment advisory services for the Fund is led by Andrew Beckman, who recently joined FS Investments as Managing Director, Head of Liquid Credit, from his most recent role as a Partner and the Head of Corporate Credit and Special Situations at DW Partners, a $3 billion corporate credit manager. Mr. Beckman is the portfolio manager of the Fund. Prior to joining DW Partners, he built and managed Magnetar Capital’s event-driven credit business and was the head of its Event Credit and Credit Opportunities Fund, managing over $2 billion. Earlier in his career, Mr. Beckman was co-head of Goldman Sachs’ special situations multi-strategy investing group. Mr. Beckman is assisted by Nicholas Heilbut. Nicholas Heilbut serves as Director of Research and Portfolio Manager for FS Investments. Prior to joining FS Investments, Mr. Heilbut was a Managing Director at DW Partners. Prior to joining DW Partners, he was Senior Analyst / Head of Research for Magnetar Capital’s event-driven and special situations business. Earlier in his career Mr. Heilbut served as a Senior Analyst at Serengeti Asset Management and before that, he was a Vice President in Goldman Sachs’ Special Situations Multi-Strategy Investing Group. Messrs. Beckman and Heilbut are members of FS Global Advisor’s investment committee.

Board Approval of Continuation of Investment Advisory Agreement and Investment Sub-Advisory Agreement

At meetings of the Board held on May 1, 2017 and May 16, 2017, prior to GSO’s communication of its intention to resign as investment sub-adviser to the Fund, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, FS Global Advisor or GSO (the “Independent Trustees”), considered and approved for an additional year the continuation of the Advisory Agreement with FS Global Advisor and the Sub-Advisory Agreement with GSO. Additionally, in connection with the anticipated resignation of GSO as investment sub-adviser to the Fund, on November 27, 2017, the Board, including a majority of Independent Trustees, considered and approved for an additional year the continuation of the Advisory Agreement, effective as of December 11, 2017.

In connection with its consideration of the continuation of the Advisory Agreements, the Board considered information furnished and discussed throughout the year at Board meetings and executive sessions with management and independent legal counsel, including information specifically provided for the May and November meetings in response to requests for information from the Independent Trustees and their independent legal counsel regarding the consideration of the approval of the Advisory Agreements. Discussions of the Board approvals are below.

May 2017 Approvals

In its deliberations, the Board considered (i) a range of materials and information regarding the nature, extent and quality of services provided by each of FS Global Advisor and GSO, (ii) the past performance of the Fund compared to relevant indices and peer funds, (iii) the fees and expenses of the Fund under the Advisory Agreements compared to those of peer funds with investment objectives and strategies similar to the Fund and (iv) the estimated profitability of FS Global Advisor and GSO under the Advisory Agreements. The Board also considered information related to potential “fall out” or ancillary benefits enjoyed by FS Global Advisor and GSO (and their affiliates) as a result of their relationships with the Fund. In addition to evaluating, among other things, the written information provided by FS Global Advisor and GSO, the Board considered the answers to questions posed by the Board to representatives of FS Global Advisor and GSO at various meetings. The Independent Trustees met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Advisory Agreements.

Based on their review, the Independent Trustees and the full Board concluded that it was in the best interests of the Fund to approve each Agreement. In its deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services provided by FS Global Advisor and GSO, the Board reviewed information describing the financial strength, experience, resources, compliance programs and key personnel of FS Global Advisor and GSO, including the personnel who provide investment management services to the Fund, and the proposed strategies to seek favorable investment results for the Fund’s portfolio going forward. With respect to FS Global Advisor, the Board recognized the significant investment of time, capital and human resources provided by FS Investments that has resulted in the successful operation of the Fund. The Board was satisfied with the services FS Global Advisor provided to the Fund and the expertise and capability of its personnel. The Board also recognized the general success of FS Global Advisor in managing the Fund in terms of asset management, collaboration with, and oversight of, GSO. The Board also considered the administrative services FS Global Advisor provides to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Board was satisfied with the services provided by FS Global Advisor to the Fund and to the Feeder Funds, and the expertise and capabilities of FS Global Advisor’s personnel and was supportive of FS Global Advisor’s efforts to work with GSO to continue to improve the investment performance of the Fund. With respect to GSO, the Board considered the reputation and past performance of GSO and that GSO’s portfolio management team for the Fund has continued to work with FS Global Advisor to generate investment strategies and ideas, including the identification and selection of new investments and to otherwise manage the portfolio consistent with its obligations, noting that the recent performance of GSO and the Fund has improved relative to prior years. The Board also noted that the GSO team is working in a collaborative, collegial and productive manner with FS Global Advisor in managing the Fund’s assets.

The Board and the Independent Trustees determined that they were satisfied with the nature, quality and extent of the services provided by FS Global Advisor and GSO to the Fund, the expertise and capabilities of FS Global Advisor’s and GSO’s personnel, FS Global Advisor’s and GSO’s financial strength and their continued efforts to develop and allocate resources necessary to manage the Fund’s portfolio.

Review of Performance. The Board and the Independent Trustees considered the Fund’s historical investment performance as compared to the performance of comparable funds in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria, and compared to certain indices spanning the spectrum of primary asset classes in which the Fund invests. The Independent Trustees noted FS Global Advisor’s explanation regarding the Fund’s performance and the relevance of the various indices and benchmarks, noting that the Fund’s performance was generally comparable to its peers. The Board also considered the steps that FS Global Advisor has taken to determine the optimal composition of the Fund’s investments and to position the Fund, particularly during periods of credit market volatility and market dislocation, in order to capitalize upon attractive investment opportunities. The Board determined that it was generally satisfied with the Fund’s and GSO’s performance.

Costs of Services Provided and Profits Realized. The Board considered the management and incentive fees (together, the “Advisory Fees”) and the Feeder Funds’ net expense ratios as compared to a group of investment companies that FS Global Advisor believed to be relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. The Independent Trustees considered that the Fund’s fees were generally comparable with the peer group funds. The Board noted factors driving higher gross expense levels, including the heightened regulatory, compliance and operational requirements for a master-feeder, non-traded, continuously-offered, closed-end investment company as compared to those of publicly-traded investment companies, the investment advisory fees applicable to each, the use of leverage and the event driven and special situations investment strategies employed by the Fund, which are more similar to strategies employed by private hedge funds than publicly-traded closed-end high yield funds. The Board also noted that, while the Feeder Funds’ net expense ratios shown were on the high end of the comparative group, the net expense ratios would have been higher were it not for the significant expense reimbursement and additional support payments made by FS Global Advisor and its affiliates to the Fund. The Board considered the percentage of fees paid to GSO in comparison to the fees paid to FS Global Advisor, and fees paid for advisory or sub-advisory services by the Fund’s peers. The Independent Trustees also considered the nature and quality of the administrative services provided by FS Global Advisor.

The Board reviewed the profitability information provided by FS Global Advisor and FS Global Advisor’s methodology for determining profitability, as well as the potential for economies of scale. The Independent Trustees also noted GSO’s profitability and methodology with respect to the Fund. The Board determined that the Advisory Fees, proposed expense ratios and profitability were reasonable in relation to the services to be rendered to the Fund by FS Global Advisor and GSO. The Board also considered that the potential for economies of scale are less likely to be significant given the Fund’s structure and focus on identifying and capitalizing upon event driven, special situations and market price inefficiency investment opportunities, which requires considerable resources. The Board also noted FS Global Advisor’s commitment to monitor economies of scale on an ongoing basis.

Other Benefits. The Board considered other benefits that may accrue to FS Global Advisor, GSO and their affiliates from their relationships with the Fund, including that FS Global Advisor and GSO may potentially benefit from the success of the Fund, which could attract other business to FS Global Advisor and GSO.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the Board determined that the terms of each Agreement are fair and reasonable and that the approval of each Agreement is in the best interests of the Fund. The Board, including a majority of the Independent Trustees, unanimously approved the continuance of the Advisory Agreements.

November 2017 Approval

At a meeting of the Board held on November 28, 2017, the Board, including a majority of the Independent Trustees, re-approved the Advisory Agreement with FS Global Advisor, as being in the best interests of the Fund and its shareholders. In approving the Advisory Agreement, the Board considered the pending resignation of

GSO as investment sub-adviser to the Fund and the recent hiring of Mr. Beckman and the expected hiring of Mr. Heilbut by FS Global Advisor to manage the Fund’s portfolio. In considering the approval of the Advisory Agreement, the Board considered information furnished and discussed throughout the year at Board meetings and executive sessions with management and counsel, including information specifically provided for the May Meetings and for the November Meeting in response to requests for information from the Independent Trustees and their independent legal counsel. The Board also considered the information furnished and discussed at various meetings and executive sessions regarding the resignation of GSO as sub-adviser to the Fund, GSO’s willingness to enter into the Transition Agreement, the hiring of Mr. Beckman and the expected hiring of Mr. Heilbut by FS Global Advisor to serve as portfolio manager of the Fund, and the background, experience and capabilities of Mr. Beckman and Mr. Heilbut.

In their deliberations, the Board considered a range of materials and information regarding the nature, extent and quality of services provided by FS Global Advisor, including the ability of FS Global Advisor to serve as the sole investment adviser of the Fund in light of the hiring of Mr. Beckman and the expected hiring of Mr. Heilbut; the past performance of the Fund compared to relevant indices and peer funds; the fees and expenses of the Fund and the Feeder Funds compared to those of other registered investment companies that FS Global Advisor believed were relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or other similar criteria; and the profitability of FS Global Advisor. The Board also considered information related to potential “fall out” or ancillary benefits enjoyed by FS Global Advisor (and its affiliates) as a result of its relationships with the Fund and the Feeder Funds. In addition to evaluating, among other things, the written information provided by FS Global Advisor, the Board also considered the answers to questions posed by the Board to representatives of FS Global Advisor at various meetings. In addition, the Board noted alternative options, including other investment advisory arrangements, that were considered, explored and discussed with FS Global Advisor. The Independent Trustees also met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Advisory Agreement.

Based on their review, the Independent Trustees and the Board concluded that it was in the best interests of the Fund and its shareholders to approve the continuation of the Advisory Agreement. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services to be provided by FS Global Advisor as sole investment adviser to the Fund, the Board reviewed information describing the financial strength, experience, resources, compliance programs and key personnel of FS Global Advisor, focusing specifically on the background and capabilities of Mr. Beckman and his team, and their strategic plans to seek to improve the performance and yield of the Fund. The Board recognized the significant investment of time, capital and human resources provided by the FS Investments that has resulted in the successful operation of the Fund and FS Global Advisor’s general success in managing the Fund in terms of asset management. The Board also considered the administrative services FS Global Advisor provides to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services.

The Board and the Independent Trustees determined that they were satisfied with the nature, quality and extent of the services to be provided by FS Global Advisor, the expertise and capabilities of FS Global Advisor’s personnel, FS Global Advisor’s financial strength and its efforts to support the management of the Fund going forward.

Review of Performance. The Board and the Independent Trustees considered the Fund’s historical investment performance as compared to the performance of comparable funds in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria, and compared to certain indices spanning the spectrum of primary asset classes in which the Fund invests. The Independent Trustees noted FS Global Advisor’s explanation regarding the Fund’s performance and the relevance of the various indices and benchmarks, noting that the Fund’s performance was generally comparable to its peers. The Board also considered the steps that FS Global Advisor has taken to manage the Fund’s portfolio after the resignation of GSO, including the hiring of Mr. Beckman and the expected hiring of Mr. Heilbut and their experience, capabilities and strategy for successful management of the Fund going forward.

Costs of Services Provided and Profits Realized. The Board considered the Advisory Fees and the Feeder Funds’ net expense ratios as compared to a group of investment companies that FS Global Advisor believed to be relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. The Independent Trustees considered that the Fund’s fees were generally comparable with the peer group funds. The Board noted factors driving higher gross expense levels, including the heightened regulatory, compliance and operational requirements for a master-feeder, non-traded, continuously-offered, closed-end investment company as compared to those of publicly-traded investment companies, the investment advisory fees applicable to each, the use of leverage and the event driven and special situations investment strategies employed by the Fund, which are more similar to strategies employed by private hedge funds than publicly-traded closed-end high yield funds. The Board also noted that, while the Feeder Funds’ net expense ratios shown were on the high end of the comparative group, the net expense ratios would have been higher were it not for the significant expense reimbursement and additional support payments made by FS Global Advisor and its affiliates to the Fund. The Board also took into consideration the agreement by FS Global Advisor, in connection with the proposed GSO resignation and related investment management transition, to waive the base management fee to 1.50% and to completely waive the income incentive fee each for the year ending December 31, 2018.

The Board reviewed the profitability information provided by FS Global Advisor and its methodology for determining profitability, as well as the potential for economies of scale. The Board determined that the Advisory Fees, proposed expense ratios and profitability were reasonable in relation to the services to be rendered to the Fund by FS Global Advisor. The Board also considered that the potential for economies of scale are less likely to be significant given the Fund’s structure and focus on identifying and capitalizing upon event driven, special situations and market price inefficiency investment opportunities, which requires considerable resources. The Board also considered FS Global Advisor’s commitment to monitor economies of scale on an ongoing basis.

Other Benefits. The Board considered other benefits that may accrue to FS Global Advisor and its affiliates from their relationships with the Company, including that FS Global Advisor may potentially benefit from the success of the Fund, which could attract other business to FS Global Advisor.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement are fair and reasonable and that the approval of the Advisory Agreement is in the best interests of the Fund. The Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional year.

Distribution Reinvestment Plans

The Feeder Funds have adopted “opt in” distribution reinvestment plans (together, the “DRPs”) pursuant to which the Feeder Funds’ shareholders may elect to have the full amount of their cash distributions reinvested in additional common shares of the applicable Company. Participants in each Feeder Fund’s DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the applicable DRP. If a shareholder does not elect to participate in the applicable Feeder Fund’s DRP, the shareholder will automatically receive any distributions the applicable Feeder Fund declares in cash. For example, if the board of trustees of a Feeder Fund authorizes, and such Feeder Fund declares, a cash distribution, then if a shareholder has “opted in” to the Feeder Fund’s DRP, the shareholder will have the cash distribution reinvested in additional common shares of the Feeder Fund, rather than receiving the cash distribution. The Feeder Funds expect to issue common shares pursuant to the DRPs on the distribution payment date at a price equal to the NAV per common share of such Feeder Fund’s common shares on such distribution payment date. Common shares issued pursuant to the DRPs will have the same voting rights as common shares offered in the Feeder Funds’ continuous public offerings.

If a shareholder wishes to receive distributions in cash, no action is required by the shareholder. If a shareholder is a registered shareholder, the shareholder may elect to have their entire distribution reinvested in common shares by notifying DST Systems, Inc., the plan administrator and the Feeder Funds’ transfer agent, in writing at the address set forth below so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. If a shareholder elects to reinvest their distributions in additional common shares, the plan administrator will set up an account for common shares acquired through the applicable DRP and will hold such common shares in non-certificated form. If common shares are held by a broker or other financial intermediary, a shareholder may “opt in” to the applicable DRP by notifying their broker or other financial intermediary of their election.

The Feeder Funds use newly issued common shares under their DRPs. The number of common shares the Feeder Funds issue to a shareholder is determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the applicable Feeder Fund’s NAV per common share on the distribution payment date. There are no selling commissions, dealer manager fees or other sales charges to a shareholder if they elect to participate in the DRP. The Feeder Funds pay the plan administrator’s fees under the DRPs. If a shareholder receives their cash distributions in the form of common shares, the shareholder generally is subject to the same federal, state and local tax consequences as the shareholder would have had if the shareholder elected to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of common shares received in a distribution from a Feeder Fund will be equal to the total dollar amount of the distribution payable in cash. Any common shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the common shares are credited to the shareholder’s account.

The Feeder Funds reserve the right to amend, suspend or terminate their DRPs. A shareholder may terminate their account under a Feeder Fund’s DRP by calling the plan administrator at 877-628-8575. All correspondence concerning the Feeder Funds’ DRPs should be directed to the plan administrator by mail at FS Global Credit Opportunities Fund, c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A shareholder may obtain a copy of the applicable DRP by request to the plan administrator or by contacting the applicable Feeder Fund.

Interests in FS Global Credit Opportunities Fund are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are issued only to FS Global Credit Opportunities Fund-A, FS Global Credit Opportunities Fund-D, FS Global Credit Opportunities Fund-T, FS Global Credit Opportunities Fund-T2 and FS Global Credit Opportunities Fund-ADV in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. This annual report does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in FS Global Credit Opportunities Fund. Past performance is not indicative of future results. www.fsinvestments.com © 2018 FS Investments AN17-GC0 DFS FE18

Item 2.	Code of Ethics.

(a)	On August 9, 2017 the Company’s board of trustees (the “Board”) adopted an amended Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all officers, trustees, directors and other personnel of the Company and FS Global Advisor, LLC (“FS Global Advisor”), the investment adviser to FS Global Credit Opportunities Fund (the “Fund”), including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)	Not applicable.

(c)	On August 9, 2017, the Board approved the amended Code of Ethics, which was amended to make non-substantive clean up changes. A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Company’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

(d)	During the period covered by the Annual Report included in Item 1 of this Form N-CSR, the Company did not grant any waiver from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Company’s previous Code of Business Conduct and Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Company’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Board has determined that the Company has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)	The Board has determined that Philip E. Hughes, Jr. is an “audit committee financial expert” and “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed to the Company for the fiscal years ended December 31, 2017 and 2016 for professional services rendered by Ernst & Young LLP, the Company’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Company’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $20,000 and $25,000, respectively.

(b)	Audit-Related Fees. No audit-related fees were billed to the Company for the fiscal years ended December 31, 2017 and 2016 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Company’s financial statements and not reported in Item 4(a) above.

(c)	Tax Fees. The aggregate fees billed to the Company for the fiscal years ended December 31, 2017 and 2016 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $8,464 and $2,290, respectively. Tax fees for the years ended December 31, 2017 and 2016 represent fees billed for tax compliance services provided in connection with the review of the Company’s tax returns.

(d)	All Other Fees. No fees were billed to the Company for the fiscal years ended December 31, 2017 and 2016 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)	Audit Committee Pre-Approval Policies and Procedures.

(1)	The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Company when retaining an auditor to perform audit, audit-related, tax and other services for the Company. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2)	All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Ernst & Young for services rendered to the Company, FS Global Advisor and any entity controlling, controlled by or under common control with FS Global Advisor that provides ongoing services to the Company for the fiscal years ended December 31, 2017 and 2016 were $92,171 and $165,805, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	Not applicable. The Company is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	Not applicable. The Company is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6.	Investments.

(a)	The Company invests substantially all of its assets in the Fund, a separate non-diversified, closed-end management investment company with the same investment objectives and strategies as the Company. All investments in portfolio companies are made at the Fund level. The Fund’s consolidated schedule of investments as of December 31, 2017 is included as part of the Annual Report included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Company invests substantially all of its assets in the Fund, a separate non-diversified, closed-end management investment company with the same investment objectives and strategies as the Company. All investments in portfolio companies are made at the Fund level. The Fund has delegated the responsibility for voting proxies relating to its voting securities to FS Global Advisor, pursuant to the proxy voting policies and procedures of FS Global Advisor. FS Global Advisor’s proxy voting policies and procedures are included herein as Exhibit (a)(4).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below.

Andrew Beckman serves as Managing Director, Head of Liquid Credit, of FS Investments. Prior to joining FS Investments, he served as a Partner and the Head of Corporate Credit and Special Situations at DW Partners, a $3 billion corporate credit manager. Mr. Beckman also serves as the portfolio manager of the Fund. Prior to joining DW Partners, he built and managed Magnetar Capital’s event-driven credit business and was the head of its Event Credit and Credit Opportunities Fund, managing over $2 billion. Earlier in his career, Mr. Beckman was co-head of Goldman Sachs’ special situations multi-strategy investing group.

Michael Kelly serves as president and chief investment officer of FS Investments and has presided in such role since July 2017. Mr. Kelly also serves as chief investment officer of FS Investments as a member of FS Investments’ executive committee and serves on the investment committees of the investment advisers to certain of FS Investments’ sponsored investment products and has presided in such roles since January 2015. Among other things, Mr. Kelly oversees the investment management function of FS Investments and its affiliated investment advisers. Before joining FS Investments and its affiliated investment advisers, Mr. Kelly was CEO of ORIX USA Asset Management, where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. He then helped build and lead the hedge fund firm FrontPoint Partners, where he first served as Chief Investment Officer and eventually Co-CEO.

Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a co-founder and board member of the Spotlight Foundation, and serves as a trustee of the Tiger Foundation and the Stanford Business School Trust.

Sean Coleman has served as a managing director of FS Investment Corporation since 2014. Mr. Coleman also serves as the chief credit officer of FS Investments and as a managing director of its affiliated investment advisers. Mr. Coleman also serves on the investment committees of the investment advisers to certain of FS Investments’ sponsored investment products.

Before joining FS Investments and its affiliated investment advisers in October 2013, Mr. Coleman worked at Golub Capital, where he served in various capacities, including as a managing director in the direct lending group and as chief financial officer and treasurer of its BDC. Before he joined Golub Capital in September 2005, Mr. Coleman worked in merchant and investment banking, including at Goldman, Sachs & Co. and Wasserstein Perella & Co. Mr. Coleman earned a B.A. in History from Princeton University and an M.B.A. with Distinction from Harvard Business School, where he received the Loeb Award for academic excellence in finance.

David Weiser serves as vice president in the investment management group of FS Investments and its other affiliated investment advisers, and has presided in such roles since October 2015. Mr. Weiser also serves on the investment committee of FS Real Estate Advisor, LLC, the investment adviser to FS Credit Real Estate Income Trust, Inc., and FS Credit Income Advisor, LLC, the investment adviser to FS Credit Income Fund. Prior to joining FS Investments, Mr. Weiser served as a research analyst at Towerview LLC, a long-biased public equities fund, from January 2007 to July 2015, where Mr. Weiser originated and executed investments in companies involved in mergers, restructurings and deep value situations. Prior to that role, Mr. Weiser was an associate at Golub Capital from May 2005 to January 2007, where he executed middle market debt and equity investments. Mr. Weiser earned a B.S. in economics (magna cum laude) from the Wharton School at the University of Pennsylvania.

Nicholas Heilbut serves as Director of Research and Portfolio Manager for FS Investments. Prior to joining FS Investments, Mr. Heilbut was a Managing Director at DW Partners. Prior to joining DW Partners, he was Senior Analyst / Head of Research for Magnetar Capital’s event-driven and special situations business. Earlier in his career Mr. Heilbut served as a Senior Analyst at Serengeti Asset Management and before that, he was a Vice President in Goldman Sachs’ Special Situations Multi-Strategy Investing Group.

Robert Hoffman has served as executive director of FS Global Advisor since July 2013 and previously served as its vice president from its inception in January 2013 to July 2013. Mr. Hoffman also serves as executive director of FS Investments and its affiliated investment advisers, FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FSIC IV Advisor, LLC and has presided in such roles since the later of July 2013 or such entity’s inception date. Mr. Hoffman previously served as vice president of such entities in existence from January 2012 to July 2013. Mr. Hoffman is responsible for fund management and fund team education. Prior to joining FS Investments, Mr. Hoffman served at Nomura Corporate Research and Asset Management Inc. (“Nomura”) for over eleven years, most recently holding the position of Executive Director. At Nomura, Mr. Hoffman was responsible for loan portfolio management and trading and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Mr. Hoffman is a graduate of Columbia University and holds the CFA Institute’s Chartered Financial Analyst designation.

(a)(2)	The portfolio managers primarily responsible for the day-to-day management of the Company and the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2017: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
		(in thousands)		(in thousands)
Andrew Beckman
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	—	$—	—	$—
Other Accounts	—	$—	—	$—
Michael Kelly
Registered Investment Companies	3	$118,683	—	$—
Other Pooled Investment Vehicles	6	$17,807,455	6	$17,807,455
Other Accounts	—	$—	—	$—
Sean Coleman
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	5	$17,754,373	5	$17,754,373
Other Accounts	—	$—	—	$—
David Weiser
Registered Investment Companies	1	$35,955	—	$—
Other Pooled Investment Vehicles	1	$53,082	1	$53,082
Other Accounts	—	$—	—	$—
Nicholas Heilbut
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	—	$—	—	$—
Other Accounts	—	$—	—	$—
Robert Hoffman
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	—	$—	—	$—
Other Accounts	—	$—	—	$—

Potential Conflicts of Interest

FS Global Advisor, GSO Capital Partners LP, the investment sub-adviser to the Fund (“GSO”), and certain of their affiliates may experience conflicts of interest in connection with the management of the Company and the Fund, including, but not limited to, the following:

•

The directors, officers and other personnel of FS Global Advisor allocate their time between advising the Company and the Fund and managing other investment activities and business activities in which they may be involved, including managing and operating the other funds and investment vehicles sponsored by FS Investments (the “FS Investments Funds”);

•

The Fund may compete with certain affiliates for investments, including the FS Investments Funds, subjecting FS Global Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•

Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to its shareholders, FS Global Advisor and GSO will receive a management fee in connection with the management of the Fund’s portfolio and may receive an incentive fee to the extent the Fund’s “pre-incentive fee net investment income” exceeds the hurdle rate;

•

The personnel of GSO allocate their time between assisting FS Global Advisor in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in connection with GSO’s role as sub-adviser to FS Energy and Power Fund and as parent to the sub-adviser to FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV;

•

The Fund may compete with other funds managed by affiliates of GSO for investment opportunities, subjecting GSO and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and recommending investments to FS Global Advisor;

•

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Global Advisor or GSO provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients;

•

FS Global Advisor, GSO and their respective affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Fund;

•

GSO and its affiliates may have existing business relationships or access to material non-public information that would prevent GSO from recommending certain investment opportunities that would otherwise fit within the Fund’s investment objectives and strategies;

•

FS Global Advisor, GSO and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with the Fund and/or may involve substantial time and resources of FS Global Advisor and GSO. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of FS Global Advisor, GSO and their respective officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other advisees of FS Global Advisor and GSO. Affiliates of GSO engage in investment advisory business with accounts that compete with the Fund and have no obligation to make their investment opportunities available to the Fund;

•

To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of FS Global Advisor, GSO and any of their respective affiliates, as applicable, FS Global Advisor, GSO and any of their respective affiliates may determine it appropriate for the Fund and one or more other investment accounts managed by FS Global Advisor, GSO or any of their respective affiliates to participate in an investment opportunity. The Fund may seek exemptive relief from the SEC to engage in co-investment opportunities with FS Global Advisor and its affiliates, including the FS

Investments Funds. However, there can be no assurance that the Fund will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Global Advisor and/or GSO, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•

The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Global Advisor or GSO, the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3)	FS Global Advisor’s investment personnel are not employed by the Company or the Fund and receive no direct compensation from the Company or the Fund in connection with their investment management activities.

Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Company and the Fund on behalf of FS Global Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Company and the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of FS Investments’ senior executives, including each of the investment personnel who render services to the Company and the Fund on behalf of FS Global Advisor (other than Michael C. Forman, who is compensated through his ownership interests in FS Global Advisor and FS Investments’ other investment adviser entities), receives a base salary and is eligible for a discretionary bonus.

All final compensation decisions are made by the management committee of FS Investments based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

(a)(4)	The following table shows the dollar range of equity securities in the Company beneficially owned by each member of FS Global Advisor’s investment committee as of December 31, 2017, based on the net asset value per share of the Company’s common shares as of December 31, 2017.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Company(1)
Andrew Beckman	None
Michael Kelly	None
Sean Coleman	None
David Weiser	None
Nicholas Heilbut(2)	None
Robert Hoffman	None

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.
(2)	As of February 28, 2018.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following table provides information concerning the Company’s repurchases of its common shares of beneficial interest, par value $0.001 per share (“common shares”), during the year ended December 31, 2017 pursuant to its share repurchase program. All amounts are in thousands, except share and per share amounts.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31, 2017	80,288	$8.009	80,288	(2)
February 1 to February 28, 2017	—	—	—	—
March 1 to March 31, 2017	—	—	—	—
April 1 to April 30, 2017	158,437	$8.017	158,437	(2)
May 1 to May 31, 2017	—	—	—	—
June 1 to June 30, 2017	—	—	—	—
July 1 to July 31, 2017	349,373	$7.816	349,373	(2)
August 1 to August 31, 2017	—	—	—	—
September 1 to September 30, 2017	—	—	—	—
October 1 to October 31, 2017	482,229	$7.826	482,229	(2)
November 1 to November 30, 2017	—	—	—	—
December 1 to December 31, 2017	—	—	—	—

Total	1,070,327	$7.865	1,070,327	(2)

(1)	All common shares were purchased as a result of tender offers conducted pursuant to the Company’s previously announced share repurchase program.

(2)

The Company will limit the maximum number of common shares to be repurchased for any repurchase offer to the lesser of (i) the greater of (x) the number of common shares that the Company can repurchase with the proceeds it receives from the sale of common shares under the Company’s distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common shares on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of common shares that the Company can repurchase with the proceeds it receives from the sale of common shares under the Company’s distribution reinvestment plan during three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of common shares to be repurchased for any repurchase offer will not exceed the lesser of (i) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y) above. The Company will offer to repurchase such common shares at a price equal to the NAV per common share in effect on each date of repurchase. The Company’s board of trustees (the “Board”) may amend, suspend or terminate the Company’s share repurchase program at any time.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Company’s shareholders may recommend nominees to the Board during the period covered by the Annual Report included in Item 1 of this Form N-CSR.

Item 11.	Controls and Procedures.

(a)	The Company’s principal executive officer and principal financial officer have evaluated the Company’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this Form N-CSR and have concluded that the Company’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Company in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There was no change in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Company’s second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	The Company’s Code of Business Conduct and Ethics is included herein in response to Item 2(f).

(a)(2)	The certifications of the Company’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are included herein.

(a)(3)	Not applicable.

(a)(4)	The Proxy Voting Policies and Procedures of FS Global Advisor are included herein in response to Item 7.

(b)	The certifications of the Company’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Global Credit Opportunities Fund—D

By:	/S/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
Date: March 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: March 1, 2018

By:	/S/ WILLIAM GOEBEL
William Goebel
Chief Financial Officer
(Principal Financial Officer)
Date: March 1, 2018